As filed with the Securities and Exchange Commission on April 28, 2005
                                        Securities Act Registration No. 33-10436
                                Investment Company Act Registration No. 811-4922


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A


                REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [X]

                           Pre-Effective Amendment No.  ____                 [ ]

                           Post-Effective Amendment No.  26                  [X]

                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940        [X]


                                 Amendment No.  26                           [X]


                   CALIFORNIA DAILY TAX FREE INCOME FUND, INC.
                   -------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                     c/o Reich & Tang Asset Management, LLC
                   600 Fifth Avenue, New York, New York 10020
                   ------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

              Registrant's Telephone Number, including Area Code: (212) 830-5200

                                 Rosanne Holtzer
                     c/o Reich & Tang Asset Management, LLC
                                600 Fifth Avenue
                            New York, New York 10020
                     (Name and Address of Agent for Service)

               Copy to:         MICHAEL R. ROSELLA, ESQ.
                                Paul, Hastings, Janofsky & Walker LLP
                                75 East 55th Street
                                New York, New York 10022
                                (212) 318-6800

Approximate Date of Proposed Public Offering:
As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective: (check appropriate box)

        [ ]  immediately upon filing pursuant to paragraph (b)
        [X]   on (April 29, 2005) pursuant to paragraph (b)
        [ ]  60 days after filing pursuant to paragraph (a)(1)
        [ ]  on (date) pursuant to paragraph (a)(1)
        [ ]  75 days after filing pursuant to paragraph (a)(2)
        [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

        [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

________________________________________________________________________________

CALIFORNIA DAILY TAX FREE                             600 FIFTH AVENUE
INCOME FUND, INC.                                     NEW YORK, NY 10020
                                                      (212) 830-5345
Class A Shares; Class B Shares                        (800) 433-1918 (Toll Free)
================================================================================

PROSPECTUS
April 29, 2005


A money market fund whose investment objectives are to seek as high a level of current income exempt from federal income tax and, to the extent possible, from California income taxes, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



TABLE OF CONTENTS
-----------------
2     Risk/Return Summary: Investments, Risks                    8  Management, Organization and Capital
      and Performance                                               Structure
5     Risk/Return Summary: Fee Table                             9  Shareholder Information
6     Investment Objectives, Principal Investment                19 Distribution Arrangements
      Strategies and Related Risks                               21 Financial Highlights

The Notice of the Reich & Tang Privacy Policy is included with this Prospectus but is not part of the Prospectus.


I.  RISK/RETURN SUMMARY:
    INVESTMENTS, RISKS AND PERFORMANCE
    ----------------------------------

INVESTMENT OBJECTIVES
---------------------
     The Fund seeks as high a level of current income exempt from federal income tax and, to the extent possible, from California income taxes, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------
     The Fund intends to achieve its investment objectives by investing primarily in short-term, high quality, debt obligations of:

(i)  California, and its political subdivisions;

(ii) Puerto Rico, Guam and other United States Territories, and their political subdivisions; and

(iii)other states.

     These debt obligations, including Participation Certificates therein, are collectively referred to throughout this Prospectus as Municipal Obligations.

     The Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.

     The Fund intends to concentrate (i.e., invest 25% or more of the Fund's net assets) in California Municipal Obligations and Industrial Revenue Bonds, including Participation Certificates therein. Participation Certificates evidence ownership of an interest in the underlying Municipal Obligations, purchased from banks, insurance companies, or other financial institutions.

PRINCIPAL RISKS
---------------

o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

o The value of the Fund's shares and the securities held by the Fund can each decline in value.

o An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

o The amount of income the Fund generates will vary with changes in prevailing interest rates.

o Because the Fund intends to concentrate in California Municipal Obligations, investors should also consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio.

o Because the Fund may invest in Participation Certificates, investors should understand the characteristics of the banking industry and the risks that such investments entail.

o An investment in the Fund should be made with an understanding of the risks that an investment in California Municipal Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their payment obligations. Risk factors affecting the State of California are described in "California Risk Factors" in the Statement of Additional Information.

o Because the Fund reserves the right to invest up to 20% of its total assets in taxable securities, investors should understand that some of the income generated by the Fund may be subject to taxation including the federal alternative minimum tax.

RISK/RETURN BAR CHART AND TABLE
-------------------------------

     The following bar chart and table may assist you in deciding whether to invest in the Fund. The bar chart shows the change in the annual total returns of the Fund's Class A shares for the last ten calendar years. The table shows the Fund's average annual total return for the last one, five and ten year periods for the Class A shares and the last one and five year periods for the Class B shares. The table also includes the Fund's average annual total return since inception for each Class. While analyzing this information, please note that the Fund's past performance is not an indicator of how the Fund will perform in the future. The current 7-day yield for each Class may be obtained by calling the Fund at (212) 830-5345 or toll-free at (800) 433-1918.

California Daily Tax Free Income Fund, Inc.- Class A Shares (1)(2)


CALENDAR YEAR END             % TOTAL RETURN
1995                               3.28%
1996                               2.76%
1997                               2.84%
1998                               2.48%
1999                               2.25%
2000                               2.75%
2001                               1.57%
2002                               0.55%
2003                               0.17%
2004                               0.33%


(1) The Fund's highest quarterly return was 0.86% for the quarter ending June 30, 1995; the lowest quarterly return was 0.02% for the quarter ending September 30, 2003.

(2) Participating Organizations may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than the net return by investing in the Fund directly.

Average Annual Total Returns - For the periods ended December 31, 2004

                                                                         CLASS A                  CLASS B
                                                                         -------                  -------
           One Year                                                        0.33%                   0.52%
           Five Years                                                      1.07%                   1.29%
           Ten Years                                                       1.90%                   N/A
           Since Inception*                                                2.74%                   1.88%



* The inception date was February 10, 1987, for the Class A shares and October 9, 1996, for the Class B shares.

                                    FEE TABLE
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
----------------
(fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases...............                None
Wire Redemption Fee....................................              $15.00*

* There is a $15.00 fee for all wire redemptions of less than $10,000.

ANNUAL FUND OPERATING EXPENSES
------------------------------
(expenses that are deducted from Fund assets)
                                                                 Class A Shares             Class B Shares
                                                                 ---------------            --------------

Management Fees........................................                0.30%                      0.30%
Distribution and Service (12b-1) Fees..................                0.20%                      0.00%
Other Expenses.........................................                0.40%                      0.41%
  Administration Fees..................................        0.21%                       0.21%
                                                                       -----                      ------
Total Annual Fund Operating Expenses...................                0.90%                      0.71%

The Fund's manager voluntarily waived a portion of the Management Fees. After such waivers, the Management Fees were 0.28% for both the Class A and Class B shares. In addition, the Fund's distributor voluntarily waived a portion of the 12b-1 Fees with respect to the Class A shares. The waiver was less than 0.01% of the average net assets of the Class A shares. As a result, the actual Total
Annual Fund Operating Expenses for the Class A shares were 0.88% and for the Class B shares were 0.69%. These fee waiver arrangements may be terminated at any time at the option of the Fund's manager or distributor, respectively.


EXAMPLE
-------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds.

Assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                 1 Year             3 Years             5 Years             10 Years

Class A:                         $92                $287                $498                $1,108
Class B:                         $73                $227                $395                $  883


II. INVESTMENT OBJECTIVES, PRINCIPAL
    INVESTMENT STRATEGIES AND RELATED
    RISKS

Investment Objectives
---------------------

     The Fund is a tax-exempt money market fund whose investment objectives are to seek as high a level of current income exempt from federal income tax and, to the extent possible, from California income taxes, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal.

     The investment objectives of the Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

     Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations, the Fund at all times will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Municipal Obligations, the income from which is exempt from both federal and California income tax. This policy is fundamental and may not be changed without shareholder approval.

     With respect to 20% of its net assets, the Fund may purchase taxable securities, including Municipal Obligations, whose interest income is subject to federal, state and local income tax. The kinds of taxable securities in which the Fund may invest are limited to short-term, fixed income securities as more fully described in "Description of the Fund and Its Investments and Risks - Taxable Securities" in the Statement of Additional Information.

     Included in the same 20% of net assets in taxable securities, the Fund may also purchase Municipal Obligations whose interest income may be subject to the federal alternative minimum tax.

     The Fund may also invest in Participation Certificates in Municipal Obligations. These "Participation Certificates" are purchased by the Fund from banks, insurance companies or other financial institutions and cause the Fund to be treated as the owner of an interest in the underlying Municipal Obligations for federal income tax purposes.

     The Fund may invest more than 25% of its assets in Participation Certificates in Industrial Revenue Bonds and other California Municipal Obligations.

     To the extent suitable California Municipal Obligations and territorial Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The dividends derived from these investments will be designated by the Fund as derived from interest income that will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from federal income tax, but will be subject to California income tax.

     The Fund will invest primarily in California Municipal Obligations. As a temporary defensive measure the Fund may, from time to time, invest in securities that are inconsistent with its principal investment strategies or remain uninvested in an attempt to respond to adverse market, economic, political or other conditions as determined by the Fund's investment manager. Such a temporary defensive position may cause the Fund to not achieve its investment objectives.

     With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations issued by a single issuer. The Fund shall not invest more than 5% of its total assets in Municipal Obligations issued by a single issuer unless the Municipal Obligations are of the highest quality.

With respect to 75% of its total assets, the Fund shall invest not more than 10% of its total assets in Municipal Obligations backed by a demand feature or guarantee from the same institution.

     The Fund's investments may also include "when-issued" Municipal Obligations and stand-by commitments.

     The Fund's investment manager considers the following factors when buying and selling securities for the portfolio: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management.

     In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. The Fund will only invest in securities that are denominated in United States dollars. Other requirements pertain to the maturity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities that have or are deemed to have a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Fund, on a dollar-weighted basis, will be 90 days or less.

     The Fund will only invest in either securities that have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or are unrated securities but that have been determined by the Fund's investment manager to be of comparable quality.

     For a more detailed description of (i) the securities in which the Fund will invest, (ii) fundamental investment restrictions, and (iii) industry regulations governing credit quality and maturity, please refer to the Statement of Additional Information.

RISKS
-----
     The Fund complies with industry-standard requirements on the quality, maturity and diversification of its investments, which are designed to help maintain a $1.00 share price. A significant change in interest rates or a default on the Fund's investments could cause its share price (and the value of your investment) to change.

     By investing in liquid, short-term, high quality investments that have high quality credit support from banks, insurance companies or other financial institutions (i.e., Participation Certificates and other variable rate demand instruments), the Fund's management believes that it can protect the Fund against credit risks that may exist on long-term Municipal Obligations. The Fund may still be exposed to the credit risk of the institution providing the investment. Changes in the credit quality of the provider could affect the value of the security and your investment in the Fund.

     Because of the Fund's concentration in investments in California Municipal Obligations, the safety of an investment in the Fund will depend substantially upon the financial strength of California and its political subdivisions.

     The primary purpose of investing in a portfolio of California Municipal Obligations is the special tax treatment accorded California resident individual investors. Payment of interest and preservation of principal, however, are dependent upon the continuing ability of the California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of California issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

     Because the Fund may concentrate in Participation Certificates that may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. These characteristics and risks include extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions (see "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information). These factors may limit both the amounts and types of loans and other financial commitments that may be made and interest rates and fees may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.


PORTFOLIO HOLDINGS
------------------

     A schedule of the Fund's complete portfolio holdings, current as of month-end, will be available on the Fund's website no earlier than 5 days after the end of each month. This information will remain available on the website at least until updated for the next month or until the Fund files with the Securities and Exchange Commission (the "SEC") its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The most recent schedule is available on the Fund's website at http://www.money-funds.com/portfolioholdings or by calling toll free at (800) 433-1918. The Fund may terminate or modify this policy at any time without further notice to shareholders. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information.

III. MANAGEMENT, ORGANIZATION AND
     CAPITAL STRUCTURE

     The Fund's investment manager is Reich & Tang Asset Management, LLC (the "Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of March 31, 2005, the Manager was the investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $18.2 billion. The Manager has been an investment adviser since 1970 and currently is manager or sub-adviser of sixteen registered investment companies, of which it acts as administrator for twelve. The Manager also advises pension trusts, profit-sharing trusts and endowments.

     Pursuant to the Investment Management Contract between the Fund and the Manager, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Pursuant to the Investment Management Contract, the Fund pays the Manager a fee equal to 0.30% per annum of the Fund's average daily net assets for managing the Fund's investment portfolio and performing related services. For the fiscal year ended December 31, 2004, the Fund paid the Manager a management fee equal to 0.28% per annum of the Fund's average daily net assets.

     Pursuant to the Administrative Services Contract between the Fund and the Manager, the Manager performs clerical, accounting supervision and office service functions for the Fund. The Manager provides the Fund with the personnel to perform all other clerical and accounting type functions not performed by the Manager. For its services under the Administrative Services Contract, the Fund pays the Manager a fee equal to 0.21% per annum of the Fund's average daily net assets. For the fiscal year ended December 31, 2004, the Fund paid the Manager a fee for administrative services equal to 0.21% per annum of the Fund's average daily net assets.

     The Manager, at its discretion, may voluntarily waive all or a portion of the investment management and the administrative services fees. Any portion of the total fees received by the Manager may be used to provide shareholder services and for distribution of Fund shares.

     In addition, Reich & Tang Distributors, Inc., (the "Distributor"), receives a servicing fee equal to 0.20% per annum of the average daily net assets of the Class A shares of the Fund under the Shareholder Servicing Agreement.

The fees are accrued daily and paid monthly. Investment management fees and operating expenses, which are attributable to both Classes of shares of the Fund, will be allocated daily to each Class of shares based on the percentage of shares outstanding for each Class at the end of the day.


IV. SHAREHOLDER INFORMATION

     The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a charge for either purchases or redemptions, although there may be a fee imposed on certain wire redemption requests. All transactions in Fund shares are effected through the Fund's transfer agent, who accepts orders for purchases and redemptions from Participating Organizations (see "Investments Through Participating Organizations - Purchase of Class A Shares" for a definition of Participating Organizations) and from investors directly.

PRICING OF FUND SHARES
----------------------

     The net asset value of the Fund's shares is determined as of 4:00 p.m., Eastern time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except (i) days on which the New York Stock Exchange is closed for trading (i.e., national holidays) and (ii) Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value. The Fund's net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding. The Fund intends to maintain a stable net asset value at $1.00 per share, although there can be no assurance that this will be achieved.


     The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

     Shares are issued as of the first determination of the Fund's net asset value per share made after acceptance of the investor's purchase order. In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). Fund shares begin accruing income on the day the shares are issued to an investor.

     The Fund reserves the right to reject any purchase order of its shares. In addition, the Fund does not accept cash, and may refuse to accept cash equivalents (i.e., travelers cheques, money orders, cashier's checks or similar instruments) and certain other forms of payment at its discretion. Certificates for Fund shares will not be issued to investors.

PURCHASE OF FUND SHARES
-----------------------

     The Fund does not accept a purchase order from investors investing in the Fund directly (i.e., not through Participating Organizations) until an investor's payment has been converted into Federal Funds and is received by the Fund's transfer agent. Orders from these direct investors that are accompanied by Federal Funds and received after 4:00 p.m., Eastern time, on a Fund Business Day will result in the issuance of shares on the following Fund Business Day.


     Investors may, if they wish, invest in the Fund through a Participating Organization with which they have accounts. All other investors, and investors who have accounts with Participating Organizations but do not wish to invest in the Fund through them, may invest in the Fund directly as Class B shareholders. Class B shareholders generally do not receive the benefit of the servicing functions performed by a Participating Organization. Class B shares may also be offered to investors who purchase their shares through Participating Organizations who, because they may not be legally permitted to receive such as fiduciaries, do not receive compensation from the Distributor or the Manager.

     The minimum initial investment in the Fund for both Classes of shares is
(i) $1,000 for purchases through Participating Organizations - this may be satisfied by initial investments aggregating $1,000 by a Participating Organization on behalf of their customers whose initial investments are less than $1,000, (ii) $1,000 for securities brokers, financial institutions and other industry professionals that are not Participating Organizations, and (iii) $5,000 for all other investors. Initial investments may be made in any amount in excess of the applicable minimums. The minimum amount for subsequent investments is $100 unless the investor is a client of a Participating Organization whose clients have made aggregate subsequent investments of $100.

     Each shareholder, except those purchasing through Participating Organizations, will receive a personalized monthly statement from the Fund listing (i) the total number of Fund shares owned as of the statement closing date, (ii) purchases and redemptions of Fund shares, and (iii) the dividends paid on Fund shares (including dividends paid in cash or reinvested in additional Fund shares).

Investments Through Participating
Organizations - Purchase of Class A Shares
------------------------------------------

     Generally, investors purchasing shares through a Participating Organization become Class A shareholders and are referred to as Participant Investors. Participating Organizations are securities brokers, banks and financial institutions or other industry professionals or organizations that have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Fund. When instructed by a Participant Investor to purchase or redeem Fund shares, the Participating Organization, on behalf of Participant Investor, transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

     Participating Organizations may confirm to Participant Investors each purchase and redemption of Fund shares for their accounts. Also, Participating Organizations may send periodic account statements to the Participant Investors showing (i) the total number of Fund shares owned by each Participant Investor as of the statement closing date, (ii) purchases and redemptions of Fund shares by each Participant Investor during the period covered by the statement, and
(iii) the income earned by Fund shares of each Participant Investor during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such statements will receive them from the Fund directly.


     Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than by investing in the Fund directly. Participating Organizations may also set deadlines for receipt of orders from Participant Investors that are earlier than the order deadline of the Fund due to processing or other reasons. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.

     Qualified Participating Organizations may transmit an investor's purchase or redemption order to the Fund's transfer agent after 4:00 p.m., Eastern time on the day the order is received from the investor as long as the investor has placed his order with the Participating Organization before 4:00 p.m. on that day. The investor will then receive the net asset value of the Fund's shares determined as of 4:00 p.m. on the day he placed his order with the qualified Participating Organization. Participating Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.



INITIAL DIRECT PURCHASES OF CLASS B SHARES
------------------------------------------

     Investors who wish to invest in the Fund directly may obtain a current Prospectus and the Fund application order form necessary to open an account by telephoning the Fund at the following numbers:

     Within New York                  (212) 830-5345
     Toll Free                        (800) 433-1918

MAIL AND PERSONAL DELIVERY
--------------------------

     Investors may send or deliver a check made payable to "California Daily Tax Free Income Fund, Inc." along with a completed Fund application to:

     California Daily Tax Free Income Fund, Inc.
     Reich & Tang Funds
     600 Fifth Avenue-8th Floor
     New York, New York 10020


     Checks are accepted subject to collection at full value in United States currency. Payment by a check drawn on any member of the Federal Reserve System will normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on a non-member bank may take substantially longer to convert into Federal Funds.

If your check is returned unpaid due to insufficient funds, your order will be cancelled and your account will be charged a $20 fee for each returned check.

BANK WIRE
---------

     To purchase shares of the Fund using the wire system for transmittal of money among banks, an investor, prior to his or her initial purchase of shares, should first telephone the Fund at (212) 830-5345 or toll free at (800) 433-1918 to obtain a Fund application necessary to open a new account. The investor should complete and fax the Fund application along with any required documentation to the Fund at (212) 315-1112. The original Fund application and documentation should then be mailed to the address specified under "Mail and Personal Delivery." The investor should then telephone the Fund at the above number to obtain a new account number and then instruct a member bank of the Federal Reserve System to wire the amount of the investment immediately to:


     The Bank of New York
     ABA # 021000018
     Reich & Tang Funds
     DDA # 8900403527
     For California Daily Tax Free
        Income Fund, Inc.
     Account of (Investor's Name)
     Account #
     SS#/Tax ID#

     An account will not be opened until the Fund has received the Fund application and required documentation in proper form and has accepted the purchase order for its shares.


     There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 4:00 p.m., Eastern time, on a Fund Business Day will be treated as a Federal Funds payment received on that day.


Electronic Funds Transfers (EFT), Pre-
authorized Credit and Direct Deposit Privilege
----------------------------------------------

     You may purchase shares of the Fund (minimum of $100) by having salary, dividend payments, interest payments or any other payments designated by you, federal salary, social security, or certain veteran's, military or other payments from the federal government, automatically deposited into your Fund account. You can also have money debited from your checking account. To enroll in any one of these programs, please contact your broker or the Fund for the appropriate form. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or federal agency. Death or legal incapacity will automatically terminate your participation in these programs. Further, the Fund may terminate your participation in the Privilege upon 30 days' notice to you.

SUBSEQUENT PURCHASES OF SHARES
------------------------------

     Subsequent purchases can be made by bank wire, as indicated above, or by mailing a check to:

     California Daily Tax Free Income Fund, Inc.
     Mutual Funds Group
     P.O. Box 13232 Newark, New Jersey 07101-3232

     There is a $100 minimum for subsequent purchases of shares. All payments should clearly indicate the shareholder's account number.

     Provided that the information on the application form on file with the Fund is still applicable, a shareholder may reopen an account without filing a new Fund application at any time during the year the shareholder's account is closed or during the following calendar year.

REDEMPTION OF SHARES
--------------------

     A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of the Fund upon receipt by the Fund's transfer agent of the redemption order (and any supporting documentation that the Fund's transfer agent may require). Normally, payment for redeemed shares is made on the same Fund Business Day the redemption is effected, if the redemption proceeds are paid by wire (on the next Fund Business Day if paid by check). However, redemption payments will not be paid out unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which can take up to 15 days after investment. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.

     A shareholder's original Fund application order form permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original Fund application order form by transmitting a written direction to the Fund's transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

     When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature. It should be signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange, pursuant to the Fund's transfer agent's standards and procedures.

WRITTEN REQUESTS
----------------

     Shareholders may make a redemption in any amount by sending a written request to the Fund addressed to:

     California Daily Tax Free Income Fund, Inc.
     c/o Reich & Tang Funds
     600 Fifth Avenue-8th Floor
     New York, New York 10020

     All written requests for redemption must be signed by the shareholder, in each case with signature guaranteed.

     Normally, the redemption proceeds are paid by check and mailed to the shareholder at the address of record.

CHECKS
------
     By making the appropriate election on their Fund application order form, shareholders may request a supply of checks that may be used to effect redemptions from the Class of shares of the Fund in which they invest. The checks, which will be issued in the shareholder's name, are drawn on a special account maintained by the Fund with the Fund's agent bank. Checks may be drawn in any amount of $250 or more. When a check is presented to the Fund's agent bank, it instructs the Fund's transfer agent to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The use of a check to make a withdrawal enables a shareholder in the Fund to receive dividends on the shares to be redeemed up to the Fund Business Day on which the check clears. Checks provided by the Fund may not be certified. Fund shares purchased by check may not be redeemed by check until the check has cleared, which can take up to 15 days following the date of purchase.

     There is no charge to the shareholder for checks provided by the Fund, although there may be fees charged for checks provided in connection with certain cash management programs offered through Participating Organizations. The Fund reserves the right to impose a charge or impose a different minimum check amount in the future.

     Shareholders electing the checking option are subject to the procedures, rules and regulations of the Fund's agent bank governing checking accounts. Checks drawn on a jointly owned account may, at the shareholder's election, require only one signature. Checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment will not be honored. Since the dollar value of the account changes daily, the total value of the account may not be determined in advance and the account may not be entirely redeemed by check. Shareholders will be charged a $16 fee for any stop payment requests, a $15 fee if the Fund is requested to deliver a supply of checks overnight and a $4 fee for each copy of a check requested. In addition, the Fund reserves the right to charge the shareholder's account a fee up to $20 for checks not honored as a result of an insufficient account value, a check deemed not negotiable because it has been held longer than six months, an unsigned check, and/or a post-dated check. The Fund reserves the right to terminate or modify the check redemption procedure at any time or to impose additional fees following notification to the Fund's shareholders.

     Corporations and other entities electing the checking option are required to furnish a certified resolution or other evidence of authorization in accordance with the Fund's normal practices. Individuals and joint tenants are not required to furnish any supporting documentation. Appropriate authorization forms will be sent by the Fund or its agents to corporations and other shareholders who select this option. As soon as the authorization forms are filed in good order with the Fund's agent bank, the Fund will provide the shareholder with a supply of checks.

TELEPHONE
---------

     The Fund accepts telephone requests for redemptions from shareholders who elect this option on their Fund application. The proceeds of a telephone redemption may be sent to the shareholders at their addresses of record or, if in excess of $1,000, to their bank accounts, both as set forth in the Fund application or in a subsequent written authorization. The Fund may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service and thus such shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them. The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification. Failure by the Fund to employ such reasonable procedures may cause the Fund to be liable for the losses incurred by investors due to unauthorized or fraudulent telephone redemptions.


     A shareholder making a telephone withdrawal should call the Fund at (212) 830-5345 or toll free at (800) 433-1918 and state: (i) the name of the shareholder appearing on the Fund's records, (ii) the shareholder's account number with the Fund, (iii) the amount to be withdrawn, (iv) whether such amount is to be forwarded to the shareholder's designated bank account or address, and
(v) the name of the person requesting the redemption. Usually, the proceeds are sent to the designated bank account or address on the same Fund Business Day the redemption is effected, if the redemption proceeds are being paid by wire (on the next Fund Business Day if paid by check). The Fund reserves the right to terminate or modify the telephone redemption service in whole or in part at any time and will notify shareholders accordingly.

GENERALLY
---------

     There is no redemption charge, although there may be a fee charged on certain wire redemption requests, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. Proceeds of redemptions are generally paid by check. Unless other instructions are given in proper form to the Fund's transfer agent, a check for the proceeds of a redemption will be sent to the shareholder's address of record. If a shareholder elects to redeem all of his shares of the Fund, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption.

     The right of redemption generally may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for (i) any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings),
(ii) any period during which the SECdetermines that trading thereon is restricted, (iii) any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iv) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.

     The Fund and its agents reserve the right to "freeze" or "block" (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of "blocked" entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.

     The Fund reserves the right to redeem the shares of any shareholder if the net asset value of all the remaining shares in the shareholder's or his Participating Organization's account after a withdrawal is less than $500. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed or the Fund may impose a monthly service charge of $10 on such accounts. For Participant Investor accounts, notice of a proposed mandatory redemption will be given only to the appropriate Participating Organization. The Participating Organization will be responsible for notifying the Participant Investor of the proposed mandatory redemption. During the notice period a shareholder may avoid mandatory redemption by purchasing sufficient additional shares to increase his total net asset value to the minimum amount.


     In addition, in accordance with applicable customer identification regulations, the Fund reserves the right to redeem the shares of any shareholder and close the shareholder's account if the Fund and its agents are unable to verify the shareholder's identity within a reasonable time after the shareholder's account is opened. If the Fund closes a shareholder's account in this manner, the shares will be valued in accordance with the net asset value next calculated after the Fund decides to close the account.

SPECIFIED AMOUNT AUTOMATIC WITHDRAWAL PLAN
------------------------------------------

     Shareholders may elect to withdraw shares and receive payment from the Fund of a specified amount of $50 or more automatically on a monthly or quarterly basis. The monthly or quarterly withdrawal payments of the specified amount are made by the Fund on the 23rd day of the month. Whenever such 23rd day of a month is not a Fund Business Day, the payment date is the Fund Business Day preceding the 23rd day of the month. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value on the Fund Business Day immediately preceding the date of payment. To the extent that the redemptions to make plan payments exceed the number of shares purchased through reinvestment of dividends and distributions, the redemptions reduce the number of shares purchased on original investment, and may ultimately liquidate a shareholder's investment.

     The election to receive automatic withdrawal payments may be made at the time of the original application by so indicating on the Fund application. The election may also be made, changed or terminated at any later time by sending a signature guaranteed written request to the transfer agent. Because the withdrawal plan involves the redemption of Fund shares, such withdrawals may constitute taxable events to the shareholder but the Fund does not expect that there will be any realized capital gains.

DIVIDENDS AND DISTRIBUTIONS
---------------------------

     The Fund declares dividends equal to all its net investment income (excluding long-term capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

     Net realized capital gains, if any, are distributed at least annually and in no event later than 60 days after the end of the Fund's fiscal year.


     All dividends and distributions of capital gains are automatically invested, at no charge, in additional Fund shares of the same Class of shares immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash. The reinvestment of capital gains or any taxable dividends does not avoid a taxable event to the shareholder.

     Because Class A shares bear the service fee under the Fund's 12b-1 Plan, the net income of and the dividends payable to the Class A shares will be lower than the net income of and dividends payable to the Class B shares of the Fund. Dividends paid to each Class of shares of the Fund will, however, be declared and paid on the same days at the same times and, except as noted with respect to the service fees payable under the Plan, will be determined in the same manner and paid in the same amounts.

EXCHANGE PRIVILEGE
------------------

     Shareholders of the Fund are entitled to exchange some or all of their Class of shares in the Fund for shares of the same Class of certain other investment companies that retain Reich & Tang Asset Management, LLC as investment manager and that participate in the exchange privilege program with the Fund. If only one Class of shares is available in a particular exchange fund, the shareholders of the Fund are entitled to exchange their shares for the shares available in that exchange fund. Currently the exchange privilege program has been established between the Fund and Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Delafield Fund, Inc., Daily Tax Free Income Fund, Inc., Florida Daily Municipal Income Fund, New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc. and Short Term Income Fund, Inc. In the future, the exchange privilege program may be extended to other investment companies that retain Reich & Tang Asset Management, LLC as investment adviser or manager.

     There is no charge for the exchange privilege or limitation as to frequency of exchange. The minimum amount for an exchange is $1,000. However, shareholders who are establishing a new account with an investment company through the exchange privilege must ensure that a sufficient number of shares are exchanged to meet the minimum initial investment required for the investment company into which the exchange is being made. Each Class of shares is exchanged at its respective net asset value.

     The exchange privilege provides shareholders of the Fund with a convenient method to shift their investment among different investment companies when they feel such a shift is desirable. The exchange privilege is available to shareholders resident in any state in which shares of the investment company being acquired may legally be sold. Shares of the same Class may be exchanged only between investment company accounts registered in identical names. Before making an exchange, an investor should review the current prospectus of the investment company into which the exchange is to be made. An exchange will be a taxable event to an exchanging shareholder.

     Instructions for exchanges may be made by sending a signature guaranteed written request to:

     California Daily Tax Free Income Fund, Inc.
     c/o Reich & Tang Funds
     600 Fifth Avenue-8th Floor
     New York, New York 10020

     or, for shareholders who have elected that option, by telephoning the Fund at (212) 830-5345 or toll free at (800) 433-1918. The Fund reserves the right to reject any exchange request and may modify or terminate the exchange privilege at any time.

FREQUENT TRADING
----------------

     The Reich & Tang family of funds discourages short-term or excessive trading ("frequent trading") of their shares by shareholders (including by means of exchanges) and maintains procedures reasonably designed to detect and deter such frequent trading, except with respect to the money market funds as discussed below. Frequent trading is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the fund's share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund's portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would (which would result in reduced yields for money market funds) or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of a fund. There is no guarantee that these policies and procedures will be effective in detecting and preventing frequent trading in whole or in part.

     Money market funds are not effective vehicles for market timing activity since these types of funds seek to maintain a constant net asset value of $1.00 per share. In addition, the risks of frequent trading are not generally applicable to money market funds because money market funds are created as cash management vehicles which accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as sweep vehicles, which generally eliminates the potential for disruptive trading.

     Nonetheless, as indicated under "Pricing of Fund Shares" and "Exchange Privilege," the Fund reserves the right to reject any purchase or exchange order for its shares for any reason and thus may exercise such right in the event it determines that a purchase or exchange order is disruptive to the Fund's management or otherwise. The Fund's procedures with respect to frequent purchases and redemptions of Fund shares by shareholders are thus limited to the Fund exercising its right to reject purchase or exchange orders it determines in its discretion to be disruptive. The Fund may change it policies relating to frequent trading at any time without prior notice to shareholders.


TAX CONSEQUENCES
----------------

FEDERAL INCOME TAXES
--------------------

     If, as is intended, the Fund continues to qualify as a regulated investment company under the Internal Revenue code (the "Code"), dividends paid by the Fund that are designated by the Fund as exempt interest dividends and derived from Municipal Obligations and Participation Certificates, will be exempt from regular federal income tax whether received in cash or reinvested in additional shares, provided the Fund meets certain requirements of the Internal Revenue Code (the "Code"), including the requirement in the Code that at the close of each quarter of its taxable year at least 50 percent of the value of the total assets of the Fund consists of Municipal Obligations and certain other state and local obligations described in Code Section 103(a), but may be subject to federal alternative minimum tax. These dividends are referred to as exempt interest dividends. Income exempt from federal income tax, however, may be subject to state and local income tax.


     Dividends paid from net investment income, if any, and distributions of any realized short-term capital gains (from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund.

     For shareholders that are Social Security and Railroad Retirement recipients, interest on tax-exempt bonds, including exempt interest dividends paid by the Fund, is to be added to the shareholders' adjusted gross income to determine the amount of Social Security benefits includible in their gross income.

     Interest on certain private activity bonds will constitute an item of tax preference subject to the individual federal alternative minimum tax. Shareholders that are corporations will be required to include in alternative minimum taxable income 75% of the amount by which their adjusted current earnings (including tax-exempt interest) exceed their alternative minimum taxable income (determined without this tax item). In certain cases,

Shareholders that are Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on tax-exempt interest.

     The Fund does not expect to realize long-term capital gains, and thus does not contemplate distributing "capital gain dividends" or having undistributed capital gain income.

     The Fund will inform shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year.

     The sale, exchange or redemption of shares will generally be a taxable disposition of an asset that may result in a taxable gain or loss for the shareholder if the shareholder receives more or less than it paid for its shares. An exchange pursuant to the exchange privilege is treated as a sale on which the shareholder may realize a taxable gain or loss.

     With respect to variable rate demand instruments, including Participation Certificates therein, the Fund will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and that the interest thereon will be exempt from regular federal income taxes to the Fund to the same extent as the interest on the underlying Municipal Obligations.

     The United States Supreme Court has held that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations.

CALIFORNIA INCOME TAXES
-----------------------

     The designation of all or a portion of a dividend paid by the Fund as an exempt-interest dividend under the Code does not necessarily result in the exemption of such amount from tax under the laws of any state or local taxing authority. Under California law, in order to pay exempt-interest dividends, at the end of each quarter of its tax year, at least 50% of the "value" of the Fund's assets must consist of obligations the interest on which, when held by an individual, would be exempt from taxation by the State of California. Assuming compliance with this requirement and the California designation limitation described below with respect to dividends treated for federal income tax purposes as exempt-interest dividends that are paid by the Fund to a California resident individual shareholder, in the opinion of Paul, Hastings, Janofsky & Walker LLP, amounts correctly designated as derived from California Municipal Obligations and/or Territorial Municipal Obligations will not be subject to the California Income Tax. California law, however, limits the amount that may be designated as exempt-interest dividends. With respect to the Fund's taxable year, if the aggregate amount designated as an exempt-interest dividend is greater than the excess of (i) the amount of interest it received which, if held by an individual, was exempt from taxation by California, over (ii) the amounts that, if the Fund were treated as an individual, would be disallowed as deductions for expenses related to exempt income under California or federal law, the portion of the distribution designated an exempt-interest dividend that will be allowed shall be only that proportion of the designated amount that the excess bears to the designated amount.

     Distributions from net investment income and capital gains, including exempt interest dividends, will be subject to California corporate franchise tax if received by a corporate shareholder subject to such tax and may be subject to state taxes in states other than California and to local taxes imposed by certain cities within California and outside California. Accordingly, investors in the Fund including, in particular, corporate investors which may be subject to the California corporate franchise tax, should consult their tax advisors with respect to the application of such taxes to an investment in the Fund, to the receipt of Fund dividends and as to their California tax situation in general.

     Exempt-interest dividends which are not derived from California Municipal Obligations and any other dividends of the Fund which do not qualify as exempt-interest dividends under California law will be includible in a California resident's tax base for purposes of the California income tax.

     Shareholders are urged to consult their tax advisers with respect to the treatment of distributions from the Fund and ownership of shares of the Fund in their own states and localities.

V.   DISTRIBUTION ARRANGEMENTS

RULE 12B-1 FEES
---------------

     Investors do not pay a sales charge to purchase shares of the Fund. However, the Fund pays shareholder servicing fees in connection with the provision of servicing to the Class A shareholders. The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     The Fund's Board of Directors has adopted a Rule 12b-1 distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and Distributor have entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to the Class A shares of the Fund only).

     Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares. For nominal consideration (i.e., $1.00) and as agent for the Fund, the Distributor solicits orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.

     Under the Shareholder Servicing Agreement, the Fund pays the Distributor a service fee of 0.20% per annum of the Class A shares average daily net assets (the "Shareholder Service Fee"). The fee is accrued daily and paid monthly. Pursuant to this Agreement, the Distributor provides personal shareholder services and maintains shareholder accounts. Any portion of the fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to their provision of such services to their clients or customers who are shareholders of the Class A shares of the Fund. The Class B shareholders will generally not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a Shareholder Servicing Fee.

     The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Participating Organizations in carrying out their obligations under the Shareholder Servicing Agreement with respect to Class A shares or the Participating Organization agreement, as the case may be, and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing Fund applications for shareholder accounts.

     The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative services fee and past profits for the following purposes: (i) to pay the cost of and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing on behalf of the Class A shares of the Fund, (ii) to compensate Participating Organizations for providing assistance in distributing the Class A shares of the Fund, and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor and other persons in connection with the distribution of the Fund's shares. The

Distributor may also make payments from time to time from its own resources, which may include the Shareholding Servicing Fee (with respect to Class A shares) and past profits, for the purposes enumerated in (i) above. The Distributor may determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract or Administrative Services Contract in effect for that year or under the Shareholder Servicing Agreement in effect for that year.

     Certain Participating Organizations receive distribution and servicing payments from the Distributor in amounts that exceed the payments the Distributor receives from the Fund pursuant to the Plan and Shareholder Servicing Agreement. The excess of such payments over the total payments the Distributor receives from the Fund represents payments made out of the Manager's and/or Distributor's own resources. Additional information regarding these payments can be found in the Fund's Statement of Additional Information.

VI.  FINANCIAL HIGHLIGHTS

This financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


CLASS A SHARES                                                    Year Ended December 31,
--------------                                                    -----------------------
                                                  2004        2003         2002         2001          2000
                                               --------     ---------    ---------    ---------    --------
Per Share Operating Performance:
(for a share outstanding throughout the year)
Net asset value, beginning of year......       $  1.00      $  1.00      $ 1.00      $  1.00       $ 1.00
                                               --------     ---------    ---------    ---------    ---------
Income from investment operations:
    Net investment income...............          0.003        0.002       0.005        0.016        0.027
    Net realized and unrealized gain (loss)
      on investments....................          0.000        0.000       0.000        0.000        0.000
                                               -------------  ---------    --------    ---------    --------
    Total from investment operations              0.003        0.002       0.005        0.016        0.027
    Less distributions:
    Dividends from net investment income         (0.003)      (0.002)     (0.005)      (0.016)      (0.027)
    Net realized gains on investments            ( --   )     ( --  )     ( --  )      ( --  )      ( --  )
                                                 --------     --------     --------     -------    -------
    Total distributions                          (0.003 )     (0.002)     (0.005)      (0.016)      (0.027)
                                                 ---------    ---------    ---------   ---------    ------
Net asset value, end of year............       $  1.00      $  1.00     $  1.00       $ 1.00       $ 1.00
                                               ========     ========     ========     ========     ========
TOTAL RETURN............................          0.33%        0.17%       0.55%        1.57%        2.75%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...........       $182,770     $ 163,675    $ 161,935    $ 184,975    $ 198,530
Ratios to average net assets:
   Expenses, net of fees waived (a).....          0.88%        0.84%       0.86%        0.79%        0.85%
   Net investment income................          0.35%        0.19%       0.57%        1.60%        2.67%
   Management and administration fees waived      0.02%        0.04%       0.14%        0.04%        0.00%
   Shareholder servicing fees waived.....         0.00%        0.02%       0.00%        0.00%        0.00%
   Expenses paid indirectly..............         0.00%        0.00%       0.00%        0.00%        0.00%

(a) Includes expenses paid indirectly

VI.  FINANCIAL HIGHLIGHTS (Continued)

CLASS B SHARES                                                    YEAR ENDED DECEMBER 31,
--------------                                                    -----------------------
                                                  2004        2003         2002         2001          2000
                                               --------     ---------    ---------    ---------    --------
PER SHARE OPERATING PERFORMANCE:
(for a share outstanding throughout the year)
Net asset value, beginning of year......       $  1.00      $  1.00      $  1.00      $  1.00      $ 1.00
                                               --------     ---------    ---------    ---------    -------
Income from investment operations:
    Net investment income...............          0.005        0.004        0.008        0.018       0.030
    Net realized and unrealized gain (loss)
      on investments....................          0.000        0.000        0.000        0.000       0.000
                                              -------------    ---------    ---------    ---------  --------
    Total from investment operations........      0.005        0.004        0.008        0.018       0.030
Less distributions:
    Dividends from net investment income         (0.005)      (0.004)      (0.008)      (0.018)     (0.030)
    Net realized gains on investments            ( --  )      ( --  )      ( --  )      ( --  )     ( --  )
                                                 --------     --------     --------     -------     -------
    Total distributions...............           (0.005)      (0.004)      (0.008)      (0.018)     (0.030)
                                                 --------    ---------    ---------    ---------   ---------
Net asset value, end of year............       $  1.00      $  1.00      $  1.00      $  1.00      $ 1.00
                                                ========     ========     ========     ========     =========
TOTAL RETURN............................          0.52%        0.39%        0.77%        1.79%       2.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...........       $ 24,030     $  15,526    $  24,778    $  19,729    $ 374,920
Ratios to average net assets:
    Expenses, net of fees waived (a)....          0.69%        0.63%        0.64%        0.58%       0.62%
    Net investment income                         0.58%        0.39%        0.78%        1.92%       2.97%
    Management and administration fees waived     0.02%        0.04%        0.14%        0.04%       0.00%
    Expenses paid indirectly                      0.00%        0.00%        0.00%        0.00%       0.00%

(a) Includes expenses paid indirectly



                     NOTICE OF REICH & TANG* PRIVACY POLICY

     We do not disclose to third parties nonpublic personal information about current or former Reich & Tang customers, clients or mutual fund shareholders other than as described below.

     We collect nonpublic personal information about you, such as your name, address, social security number, account activity and account balances from your account application and other forms that you may deliver to us. We use this information to provide advisory services to you, to open an account for you, or to process a transaction for your account. In order to service your account and effect your transactions, we provide your nonpublic personal information to our affiliates and to unaffiliated firms to effect or process transactions for you or to assist us in servicing your account.

     We may also disclose nonpublic personal information about you to other service providers who agree to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not otherwise provide nonpublic personal information about you to outside firms, organizations or individuals except as permitted by law.

     We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

----------
* For purposes of this notice, "Reich & Tang" includes: Reich & Tang Asset Management, LLC, Reich & Tang Distributors, Inc., Reich & Tang Services, Inc. and all mutual funds or other funds managed or advised by Reich & Tang Asset Management, LLC.


                THIS PAGE IS NOT PART OF THE PRECEDING FUND PROSPECTUS

A Statement of Additional Information
(SAI) dated April 29, 2005, includes
additional information about the Fund                   CALIFORNIA
and its investments and is incorporated                 DAILY TAX
by reference into this Prospectus.                      FREE
Further information about Fund                          INCOME
investments is available in the Annual                  FUND, INC.
and Semi-Annual shareholder reports. You may obtain the SAI, the Annual and Semi-Annual reports and material incorporated by reference without charge by calling the Fund toll free at (800)
433-1918. You may also obtain the SAI
and the Annual and Semi-Annual Reports
without charge by visiting the Fund's
website at
http://www.money-funds.com/funds/index.
To request other information, please
call your financial intermediary or the
Fund.

=======================================


=======================================

A current SAI has been filed with the
Securities and Exchange Commission. You
may visit the EDGAR database on the
Securities and Exchange Commission's
Internet website (http://www.sec.gov) to
view the SAI, material incorporated by
reference and other information. Copies                 PROSPECTUS
of the information may be obtained,                   April 29, 2005
after paying a duplicating fee, by
sending an electronic request to
publicinfo@sec.gov. These materials can
also be reviewed and copied at the
Commission's Public Reference Room in
Washington D.C. Information on the
operation of the Public Reference Room
may be obtained by calling the
Commission at (202) 942-8090. In
addition, copies of these materials may
be obtained, upon payment of a
duplicating fee, by writing the Public
Reference Section of the Commission,
Washington, D.C. 20549-0102.

811-4922


            Reich & Tang Distributors, Inc.
                   600 Fifth Avenue
                  New York, NY 10020
                    (212) 830-5345

CA405P

--------------------------------------------------------------------------------
ADVANTAGE CALIFORNIA TAX EXEMPT
LIQUIDITY FUND

Shares of California Daily Tax Free Income Fund, Inc. (the "Fund")
--------------------------------------------------------------------------------


       PROSPECTUS

       April 29, 2005



       A money market fund whose investment objectives are to seek as high a level of current income exempt from federal income tax and, to the extent possible, from California income taxes, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal. This Prospectus relates to the Advantage California Tax Exempt Liquidity Fund Class only ("Advantage Shares").


       THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


       The Notice of the Reich & Tang Privacy Policy is included with this Prospectus but is not part of this Prospectus.


        OPPENHEIMER

     AVAILABLE EXCLUSIVELY TO CUSTOMERS OF
     OPPENHEIMER & CO. INC. AND ITS AFFILIATES
     125 BROAD STREET
     NEW YORK, NY  10004


       TABLE OF CONTENTS
       ---------------------------------------------------------------------------------------------------------
        Risk/Return Summary: Investments,                         Management, Organization and
        Risks and Performance........................3            Capital Structure...........................10

        Risk/Return Summary: Fee Table...............6            Shareholder Information.....................11

        Investment Objectives, Principal Investment               Distribution Arrangements...................17
        Strategies and Related Risks.................7            Financial Highlights........................19

2

RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVES
---------------------

The Fund seeks as high a level of current income exempt from federal income tax and, to the extent possible, from California income taxes, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objectives.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

The Fund intends to achieve its investment objectives by investing primarily in short-term, high quality, debt obligations of:

(i)   California, and its political subdivisions;

(ii) Puerto Rico, Guam and other United States Territories, and their political subdivisions; and

(iii) other states.

These debt obligations, including Participation Certificates therein, are collectively referred to throughout this Prospectus as Municipal Obligations.

The Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.

The Fund intends to concentrate (i.e., invest 25% or more of the Fund's assets) in California Municipal Obligations and Industrial Revenue Bonds, including Participation Certificates therein. Participation Certificates evidence ownership of an interest in the underlying Municipal Obligations, purchased from banks, insurance companies, or other financial institutions.

PRINCIPAL RISKS
---------------

o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

o The value of the Fund's shares and the securities held by the Fund can each decline in value.


o An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


o The amount of income the Fund generates will vary with changes in prevailing interest rates.

o Because the Fund intends to concentrate in California Municipal Obligations, investors should also consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio.

o Because the Fund may invest in Participation Certificates, investors should understand the characteristics of the banking industry and the risks that such investments entail.

o An investment in the Fund should be made with an understanding of the risks that an investment in California Municipal

     Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their payment obligations. Risk factors affecting the State of California are described in "California Risk Factors" in the Statement of Additional Information.

o Because the Fund reserves the right to invest up to 20% of its net assets in taxable securities, investors should understand that some of the income generated by the Fund may be subject to taxation including the federal alternative minimum tax.

RISK/RETURN BAR CHART AND TABLE
-------------------------------


The following bar chart and table may assist you in deciding whether to invest in the Advantage Shares. The bar chart shows the change in the annual total return of the Advantage Shares for the last two calendar years. The table shows the average annual total returns of the Fund's Advantage Class of shares for the last year and since inception periods. While analyzing this information, please note that the Fund's past performance is not an indicator of how the Fund will perform in the future. The current 7-day yield of the Fund may be obtained by calling the Fund at (212) 830-5345 or toll-free at (800) 433-1918.



California Daily Tax Free Income Fund, Inc.- Advantage Shares (1),(2)
[Graphic Ommitted]
CALENDAR YEAR END             % TOTAL RETURN
2003                               0.17%
2004                               0.34%

(1) The Fund's highest quarterly return was 0.18% for the quarter ending December 31, 2004; the lowest quarterly return was 0.02% for the quarter ending September 30, 2003.


(2) Participating Organizations may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than if they had invested in the Fund directly.

            AVERAGE ANNUAL TOTAL RETURNS - ADVANTAGE SHARES

            FOR THE PERIODS ENDED DECEMBER 31, 2004

          One Year                                                               0.31%
          Since Inception*                                                       0.25%

o    The inception date of the Advantage Shares was November 22, 2002.

FEE TABLE
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
----------------
(fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases...............                None

ANNUAL FUND OPERATING EXPENSES
------------------------------
(expenses that are deducted from Fund assets)

                                                                ADVANTAGE SHARES
                                                                ----------------
Management Fees........................................                0.30%
Distribution and Service (12b-1) Fees..................                0.70%

Other Expenses.........................................                0.35%
  Administration Fees..................................        0.21%
                                                                       -----
Total Annual Fund Operating Expenses...................                1.35%
                                                                       =====

The Fund's manager and distributor have voluntarily waived a portion of the Management and 12b-1 Fees. After such waivers, the Management Fees were 0.28% and the 12b-1 Fees were 0.27%. As a result, the actual Total Annual Fund Operating Expenses were 0.90%. These fee waiver arrangements may be terminated at any time at the option of the Fund's manager or distributor, respectively.

EXAMPLE
-------

This Example is intended to help you compare the cost of investing in the Fund's
Advantage Shares with the cost of investing in other money market funds.

Assume that you invest $10,000 in the Advantage Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Also assume that your investment has a 5% return each year and that the Advantage Shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                      1 YEAR              3 YEARS            5 YEARS             10 YEARS

ADVANTAGE SHARES:                     $137                $428               $739                $1,624

6

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
------------------------------------------------------------------------

INVESTMENT OBJECTIVES
---------------------

The Fund is a tax-exempt money market fund whose investment objectives are to seek as high a level of current income exempt from federal income tax and, to the extent possible, from California income tax, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal.

The investment objectives of the Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations, the Fund at all times will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Municipal Obligations, the income from which is exempt from both federal and California income tax. This policy is fundamental and may not be changed without shareholder approval.

With respect to 20% of its net assets, the Fund may purchase taxable securities, including Municipal Obligations, whose interest income is subject to federal, state and local income tax. The kinds of taxable securities in which the Fund may invest are limited to short-term, fixed-income securities as more fully described in "Description of the Fund and Its Investments and Risks - Taxable Securities" in the Statement of Additional Information.

Included in the same 20% of net assets in taxable securities, the Fund may also purchase Municipal Obligations whose interest income may be subject to the federal alternative minimum tax.

The Fund may also invest in Participation Certificates in Municipal Obligations. These "Participation Certificates" are purchased by the Fund from banks, insurance companies or other financial institutions and cause the Fund to be treated as the owner of the underlying Municipal Obligations for federal income tax purposes.

The Fund may invest more than 25% of its assets in Participation Certificates in Industrial Revenue Bonds and other California Municipal Obligations.


To the extent suitable California Municipal Obligations and Territorial Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The dividends derived from these investments will be designated by the Fund as derived from interest income that will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from federal income tax, but will be subject to California income tax.


The Fund will invest primarily in California Municipal Obligations. As a temporary defensive measure the Fund may, from time to time, invest in securities that are inconsistent with its principal investment strategies or remain uninvested in an attempt to respond to adverse market, economic, political or other conditions as determined by the Fund's investment manager. Such a temporary defensive position may cause the Fund to not achieve its investment objectives.

With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations issued by a single issuer. The Fund shall not invest more than 5% of its total assets in Municipal Obligations issued by a single issuer unless the Municipal Obligations are of the highest quality.

With respect to 75% of its total assets, the Fund shall invest not more than 10% of its total assets in Municipal Obligations backed by a demand feature or guarantee from the same institution.

The Fund's investments may also include "when-issued" Municipal Obligations and stand-by commitments.

The Fund's investment manager considers the following factors when buying and selling securities for the portfolio: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management.

In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. The Fund will only invest in securities that are denominated in United States dollars. Other requirements pertain to the maturity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities that have or are deemed to have a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Fund, on a dollar-weighted basis, will be 90 days or less.

The Fund will only invest in either securities that have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or in unrated securities that have been determined by the Fund's investment manager to be of comparable quality.

For a more detailed description of (i) the securities in which the Fund will invest, (ii) fundamental investment restrictions, and (iii) industry regulations governing credit quality and maturity, please refer to the Statement of Additional Information.

RISKS
-----

The Fund complies with industry-standard requirements on the quality, maturity and diversification of its investments, which are designed to help maintain a $1.00 share price. A significant change in interest rates or a default on the Fund's investments could cause its share price (and the value of your investment) to change.

By investing in liquid, short-term, high quality investments that have high quality credit support from banks, insurance companies or other financial institutions (i.e., Participation Certificates and other variable rate demand instruments), the Fund's management believes that it can protect the Fund against credit risks that may exist on long-term Municipal Obligations. The Fund may still be exposed to the credit risk of the institution providing the investment. Changes in the credit quality of the provider could affect the value of the security and your investment in the Fund.

Because of the Fund's concentration in investments in California Municipal Obligations, the safety of an investment in the Fund will depend substantially upon the financial strength of California and its political subdivisions.

The primary purpose of investing in a portfolio of California Municipal Obligations is the special tax treatment accorded California resident individual investors. Payment of interest and preservation of principal, however, are dependent upon the continuing ability of the California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of California issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

Because the Fund may concentrate in Participation Certificates that may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. These characteristics and risks include extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions (see "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information). These factors may limit both the amounts and types of loans and other financial commitments that may be made and interest rates and fees may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.


PORTFOLIO HOLDINGS
------------------

A schedule of the Fund's complete portfolio holdings, current as of month-end, will be available on the Fund's website no earlier than 5 days after the end of each month. This information will remain available on the website at least until updated for the next month or until the Fund files with the Securities and Exchange Commission (the "SEC") its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The most recent schedule is available on the Fund's website at http://www.money-funds.com/portfolioholdings or by calling toll free at (800) 433-1918. The Fund may terminate or modify this policy at any time without further notice to shareholders. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------


The Fund's investment manager is Reich & Tang Asset Management, LLC (the "Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of March 31, 2005, the Manager was the investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $18.2 billion. The Manager has been an investment adviser since 1970 and currently is manager or sub-adviser of sixteen registered investment companies, of which it acts as administrator for twelve. The Manager also advises pension trusts, profit-sharing trusts and endowments.

Pursuant to the Investment Management Contract between the Fund and the Manager, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Pursuant to the Investment Management Contract, the Fund pays the Manager a fee equal to 0.30% per annum of the Fund's average daily net assets for managing the Fund's investment portfolio and performing related services. For the fiscal year ended December 31, 2004, the Fund paid the Manager a management fee equal to 0.28% per annum of the Fund's average daily net assets.

Pursuant to the Administrative Services Contract between the Fund and the Manager, the Manager performs clerical, accounting supervision and office service functions for the Fund. The Manager provides the Fund with the personnel to perform all other clerical and accounting type functions not performed by the Manager. For its services under the Administrative Services Contract, the Fund pays the Manager a fee equal to 0.21% per annum of the Fund's average daily net assets. For the fiscal year ended December 31, 2004, the Fund paid the Manager a fee for administrative services equal to 0.21% per annum of the Fund's average daily net assets.


The Manager, at its discretion, may voluntarily waive all or a portion of the investment management and the administrative services fees. Any portion of the total fees received by the Manager may be used to provide shareholder services and for distribution of Fund shares.


In addition, Reich & Tang Distributors, Inc., (the "Distributor"), receives a servicing fee equal to 0.25% per annum of the average daily net assets of the Advantage Shares of the Fund under the Shareholder Servicing Agreement and a fee equal to 0.45% per annum of the average daily net assets of the Advantage Shares of the Fund under the Distribution Agreement. The fees are accrued daily and paid monthly. Investment management fees and operating expenses, which are attributable to all Classes of shares of the Fund, will be allocated daily to each Class of shares based on the percentage of shares outstanding for each Class at the end of the day.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a charge for either purchases or redemptions. All transactions in Advantage Shares are effected through the Fund's transfer agent, who accepts orders for purchases and redemptions from Oppenheimer & Co. Inc.


PRICING OF FUND SHARES
----------------------

The net asset value of the Fund's shares is determined as of 4:00 p.m., Eastern time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except (i) days on which the New York Stock Exchange is closed for trading (i.e., national holidays) and (ii) Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value. The Fund's net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding. The Fund intends to maintain a stable net asset value at $1.00 per share, although there can be no assurance that this will be achieved.


The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

PURCHASE AND REDEMPTION OF SHARES
---------------------------------

Only the Advantage Shares of the Fund are offered through this Prospectus. All shares are held in an omnibus account at the Fund through Oppenheimer & Co. Inc., which will maintain individual investor accounts.


Oppenheimer & Co. Inc. and its affiliates may impose account fees separate from any fees charged by the Fund and may also set deadlines for receipt of orders from investors that are earlier than the deadline of the Fund due to processing or other reasons. Investors should read this prospectus in conjunction with the materials provided by Oppenheimer & Co. Inc.

Oppenheimer & Co. Inc. may transmit an investor's purchase or redemption order to the Fund's transfer agent after 4:00 p.m., Eastern time on the day the order is received from the investor as long as the investor has placed his order with Oppenheimer & Co. Inc. before 4:00 p.m. on that day. The investor will then receive the net asset value of the Fund's shares determined as of 4:00 p.m. on the day he placed his order with Oppenheimer & Co. Inc. Oppenheimer & Co. Inc. is responsible for instituting procedures to ensure that purchase orders by its respective clients are processed expeditiously.


There is no minimum initial or subsequent investment for Advantage Shares.

INITIAL INVESTMENTS (PURCHASES)
-------------------------------

Contact your Financial Advisor to arrange for an initial investment in the Fund. You may use the Fund either as the money market fund tied to your Oppenheimer & Co. Inc. securities account through Oppenheimer & Co. Inc.'s sweep service or as an additional investment position held in your securities account.

The "sweep" means that cash is automatically invested in the Fund when the cash becomes available in your Oppenheimer & Co. Inc. securities account from any source such as proceeds from securities sales, receipt of dividends or interest income, or a check deposit from you. Amounts of $10,000 or more are invested on the next business day; amounts less than $10,000 are invested once a week on the first business day of the following week. The sweep automatically withdraws cash from the Fund when appropriate to cover purchases or other activities in your account.

SUBSEQUENT INVESTMENTS (PURCHASES)
----------------------------------

Mail or deliver your check, payable to Oppenheimer & Co. Inc., to your Financial Advisor. Please write your securities account number and the Fund name on the check. If you wish to make an investment by sending a wire from your bank, contact your Financial Advisor to obtain wiring instructions.

GENERAL INFORMATION ON PURCHASES
--------------------------------

Shares are issued as of the first determination of the Fund's net asset value per share made after acceptance of the investor's purchase order. In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). Fund shares begin accruing income on the day the shares are issued to an investor.

The Fund reserves the right to reject any purchase order for its shares. In addition, the Fund does not accept cash and may refuse to accept cash equivalents (i.e., travelers cheques, money orders, cashier's checks or similar instruments) and certain other forms of payment at its discretion. Certificates for Advantage Shares will not be issued to investors.

WITHDRAWALS (REDEMPTIONS)
-------------------------

For withdrawals other than those automatically activated by the sweep, please instruct your Financial Advisor as to the withdrawal amount and the delivery of the proceeds.

GENERAL INFORMATION ON REDEMPTIONS
----------------------------------

There is no redemption charge, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. If a shareholder elects to redeem all the shares of the Fund he owns, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption.

A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of the Fund upon receipt by the Fund's transfer agent of the redemption order (and any supporting documentation which the Fund's transfer agent may require). Normally, payment for redeemed shares is made on the same Fund Business Day the redemption is effected if the redemption proceeds are paid by wire (on the next Fund Business Day if paid by check), provided the redemption request is received prior to 4:00 p.m., Eastern time. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.

The right of redemption generally may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for (i) any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) any period during which the SEC determines that trading thereon is restricted, (iii) any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iv) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.


The Fund and its agents reserve the right to "freeze" or "block" (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of "blocked" entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.

In addition, in accordance with applicable customer identification regulations, the Fund reserves the right to redeem the shares of any shareholder and close the shareholder's account if the Fund and its agents are unable to verify the shareholder's identity within a reasonable time after the shareholder's account is opened. If the Fund closes a shareholder's account in this manner, the shares will be valued in accordance with the net asset value next calculated after the Fund decides to close the account.

DIVIDENDS AND DISTRIBUTIONS
---------------------------

The Fund declares dividends equal to all its net investment income (excluding long-term capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

Net realized capital gains (the excess of net long-term capital gains over net short-term capital gains), if any, are distributed at least annually and in no event later than 60 days after the end of the Fund's fiscal year.


All dividends and distributions of capital gains are automatically reinvested, at no charge, in additional Advantage Shares immediately upon payment thereof. The reinvestment of capital gains or any taxable dividends does not avoid a taxable event to the shareholder(s).


FREQUENT TRADING
----------------

The Reich & Tang family of funds discourages short-term or excessive trading ("frequent trading") of their shares by shareholders (including by means of exchanges) and maintains procedures reasonably designed to detect and deter such frequent trading, except with respect to the money market funds as discussed below. Frequent trading is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the fund's share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund's portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would (which would result in reduced yields for money market funds) or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of a fund. There is no guarantee that these policies and procedures will be effective in detecting and preventing frequent trading in whole or in part.

Money market funds are not effective vehicles for market timing activity since these types of funds seek to maintain a constant net asset value of $1.00 per share. In addition, the risks of frequent trading are not generally applicable to money market funds because money market funds are created as cash management vehicles which accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as sweep vehicles, which generally eliminates the potential for disruptive trading.

Nonetheless, as indicated under "General Information on Purchases" the Fund reserves the right to reject any purchase or exchange order for its shares for any reason and thus may exercise such right in the event it determines that a purchase or exchange order is disruptive to the Fund's management or otherwise. The Fund's procedures with respect to frequent purchases and redemptions of Fund shares by shareholders are thus limited to the Fund exercising its right to reject purchase or exchange orders it determines in its discretion to be disruptive. The Fund may change it policies relating to frequent trading at any time without prior notice to shareholders.


TAX CONSEQUENCES
----------------

FEDERAL INCOME TAXES

If, as is intended, the Fund continues to qualify as a regulated investment company under the Internal Revenue code (the "Code"), dividends paid by the Fund that are designated by the Fund as exempt interest dividends and derived from Municipal Obligations and Participation Certificates, will be exempt from regular federal income tax whether received in cash or reinvested in additional shares, provided the Fund meets certain requirements of the Internal Revenue Code (the "Code"), including the requirement in the Code that at the close of each quarter of its taxable year at least 50 percent of the value of the total assets of the Fund consists of Municipal Obligations and certain other state and local obligations described in Code Section 103(a), but may be subject to federal alternative minimum tax. These dividends are referred to as exempt interest dividends. Income exempt from federal income tax, however, may be subject to state and local income tax.


Dividends paid from net investment income, if any, and distributions of any realized short-term capital gains (from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund.

For shareholders that are Social Security and Railroad Retirement recipients, interest on tax-exempt bonds, including exempt interest dividends paid by the Fund, is to be added to the shareholders' adjusted gross income to determine the amount of Social Security benefits includible in their gross income.

Interest on certain private activity bonds will constitute an item of tax preference subject to the individual federal alternative minimum tax. Shareholders that are corporations will be required to include in alternative minimum taxable income 75% of the amount by which their adjusted current earnings (including tax-exempt interest) exceed their alternative minimum taxable income (determined without this tax item). In certain cases, shareholders that are Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on tax-exempt interest.

The Fund does not expect to realize long-term capital gains, and thus does not contemplate distributing "capital gain dividends" or having undistributed capital gain income.

The Fund will inform shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year.

The sale, exchange or redemption of shares will generally be a taxable disposition of an asset that may result in a taxable gain or loss for the shareholder if the shareholder receives more or less than it paid for its shares. An exchange pursuant to the exchange privilege is treated as a sale on which the shareholder may realize a taxable gain or loss.

With respect to variable rate demand instruments, including Participation Certificates therein, the Fund will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and the interest thereon will be exempt from regular federal income taxes to the Fund to the same extent as the interest on the underlying Municipal Obligations.

The United States Supreme Court has held that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations.

CALIFORNIA INCOME TAXES

The designation of all or a portion of a dividend paid by the Fund as an exempt-interest dividend under the Code does not necessarily result in the exemption of such amount from tax under the laws of any state or local taxing authority. Under California law, in order to pay exempt-interest dividends, at the end of each quarter of its tax year, at least 50% of the "value" of the Fund's assets must consist of obligations the interest on which, when held by an individual, would be exempt from taxation by the State of California. Assuming compliance with this requirement and the California designation limitation described below with respect to dividends treated for federal income tax purposes as exempt-interest dividends that are paid by the Fund to a California resident individual shareholder, in the opinion of Paul, Hastings, Janofsky & Walker LLP, amounts correctly designated as derived from California Municipal Obligations and/or Territorial Municipal Obligations will not be subject to the California Income Tax. California law, however, limits the amount that may be designated as exempt-interest dividends. With respect to the Fund's taxable year, if the aggregate amount designated as an exempt-interest dividend is greater than the excess of (i) the amount of interest it received which, if held by an individual, was exempt from taxation by California, over (ii) the amounts that, if the Fund were treated as an individual, would be disallowed as deductions for expenses related to exempt income under California or federal law, the portion of the distribution designated an exempt-interest dividend that will be allowed shall be only that proportion of the designated amount that the excess bears to the designated amount.


Distributions from net investment income and capital gains, including exempt interest dividends, will be subject to California corporate franchise tax if received by a corporate shareholder subject to such tax and may be subject to state taxes in states other than California and to local taxes imposed by certain cities within California and outside California. Accordingly, investors in the Fund including, in particular, corporate investors which may be subject to the California corporate franchise tax, should consult their tax advisors with respect to the application of such taxes to an investment in the Fund, to the receipt of Fund dividends and as to their California tax situation in general.

Exempt-interest dividends which are not derived from California Municipal Obligations and any other dividends of the Fund which do not qualify as exempt-interest dividends under California law will be includible in a California resident's tax base for purposes of the California income tax.

Shareholders are urged to consult their tax advisers with respect to the treatment of distributions from the Fund and ownership of shares of the Fund in their own states and localities.

DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

RULE 12B-1 FEES
---------------

Investors do not pay a sales charge to purchase Advantage Shares of the Fund. However, the Fund pays fees in connection with the distribution of shares and for the provision of servicing to Advantage shareholders. The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Fund's Board of Directors has adopted a Rule 12b-1 distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and the Distributor have entered into a Distribution Agreement and a Shareholder Servicing Agreement with respect to the Advantage Shares of the Fund.


Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares. The Distributor receives, with respect to the Advantage Shares, a distribution fee equal to 0.45% per annum of the Advantage Shares' average daily net assets (the "Distribution Fee") for providing distribution related services, and for making payments to Oppenheimer & Co. Inc. for providing assistance in distributing the Advantage Shares. As agent for the Fund, the Distributor solicits orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.

Under the Shareholder Servicing Agreement, the Distributor receives, with respect to the Advantage Shares, a service fee of 0.25% per annum of the Advantage Shares' average daily net assets (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. The fees are accrued daily and paid monthly. Any portion of the fees may be deemed to be used by the Distributor for payments to Oppenheimer & Co. Inc. with respect to its provision of such distribution or shareholder services to its clients or customers who are Advantage shareholders. The Distributor, at its discretion, may voluntarily waive all or a portion of the Distribution Fee or Shareholder Servicing Fee.

The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Oppenheimer & Co. Inc. in carrying out their obligations under the Shareholder Servicing Agreement with respect to Advantage Shares or the Distributor's agreement with Oppenheimer & Co. Inc., as the case may be, and
(ii) preparing, printing and delivering the Fund's prospectus to existing Advantage shareholders and preparing and printing Fund applications for shareholder accounts.

The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative services fee and past profits for the following purposes: (i) to pay the cost of and to compensate Oppenheimer & Co. Inc. for performing shareholder servicing on behalf of the Advantage Shares of the Fund, (ii) to compensate Oppenheimer & Co. Inc. for providing assistance in distributing the Advantage Shares of the Fund, and
(iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor and other persons in connection with the distribution of the Advantage Shares. The Distributor may also make payments from time to time from its own resources, which may include the (a) Shareholder Servicing Fee and past profits, for the purposes enumerated in (i) above and (b) the Distribution Fee and past profits, for the purposes enumerated in (ii) and
(iii) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract, Administrative Services Contract, Shareholder Servicing Agreement or Distribution Agreement in effect for that year.


Oppenheimer & Co. Inc. receives distribution and servicing payments from the Distributor with respect to the Advantage Shares in amounts that exceed the payments the Distributor receives from the Fund pursuant to the Plan, Distribution Agreement and Shareholder Servicing Agreement with respect to such shares. The excess of such payments over the total payments the Distributor receives from the Fund represents payments made out of the Manager's and/or Distributor's own resources. Additional information regarding these payments can be found in the Fund's Statement of Additional Information.

FINANCIAL HIGHLIGHTS
--------------------

This financial highlights table is intended to help you understand the financial performance of the Advantage Shares of the Fund since the inception of the Advantage Shares. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with Fund's financial statements, is included in the annual report, which is available upon request.


                                                                                                  November 22, 2002
ADVANTAGE SHARES                                        Year Ended December 31,             (Commencement of Offering) to
                                                        -----------------------             -----------------------------
                                                     2004                     2003                December 31, 2002
                                                   ---------               ---------              -----------------

PER SHARE OPERATING PERFORMANCE:
(for a share outstanding throughout the period)

Net asset value, beginning of period...........    $  1.00                 $   1.00                  $   1.00
                                                   ---------               ---------                 ---------

Income from investment operations:
    Net investment income......................       0.003                    0.002                     0.000

    Net realized and unrealized gain (loss)
       on investments..........................       0.000                    0.000                     0.000
                                                   ---------                 ---------                   -----
   Total from investment operations............       0.003                    0.002                     0.000

Less distributions:
    Dividends from net investment income.......      (0.003)                  (0.002)                   (0.000)
    Net realized gains on investments..........      ( --  )                  ( --)                       ( --)
                                                     --------                 -------                   -------
   Total Distributions.........................      (0.003)                  (0.002)                   (0.000)
                                                     --------                 -------                   -------
Net asset value, end of period.................     $ 1.00                   $ 1.00                    $ 1.00
                                                     ========                ========                   =======
TOTAL RETURN...................................       0.31%                    0.17%                     0.04%(a)

Ratios/Supplemental Data

Net assets, end of period (000)................    $  34,387               $  34,997                 $  49,822

Ratios to average net assets:

  Expenses, net of fees waived (b).............       0.90%                    0.84%                     0.84%(c)

  Net investment income........................       0.31%                    0.19%                     0.50%(c)

  Management and administration fees waived....       0.02%                    0.04%                     0.14%(c)

  Shareholder servicing and distribution fees waived  0.43%                    0.46%                     0.44%(c)

  Expenses paid indirectly.....................       0.00%                    0.00%                     0.00%(c)

(a) Not annualized
(b) Includes expenses paid indirectly
(c) Annualized


                     NOTICE OF REICH & TANG* PRIVACY POLICY

     We do not disclose to third parties nonpublic personal information about current or former Reich & Tang customers, clients or mutual fund shareholders other than as described below.

     We collect nonpublic personal information about you, such as your name, address, social security number, account activity and account balances from your account application and other forms that you may deliver to us. We use this information to provide advisory services to you, to open an account for you, or to process a transaction for your account. In order to service your account and effect your transactions, we provide your nonpublic personal information to our affiliates and to unaffiliated firms to effect or process transactions for you or to assist us in servicing your account.

     We may also disclose nonpublic personal information about you to other service providers who agree to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not otherwise provide nonpublic personal information about you to outside firms, organizations or individuals except as permitted by law.

     We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.


---------------
* For purposes of this notice, "Reich & Tang" includes: Reich & Tang Asset Management, LLC, Reich & Tang Distributors, Inc., Reich & Tang Services, Inc. and all mutual funds or other funds managed or advised by Reich & Tang Asset Management, LLC.


               THIS PAGE IS NOT PART OF THE PRECEDING FUND PROSPECTUS.

Shares of California Daily Tax Free                 OPPENHEIMER
Income Fund, Inc.

A Statement of Additional Information   AVAILABLE EXCLUSIVELY TO CUSTOMERS OF
(SAI) dated April 29, 2005 includes     OPPENHEIMER & CO. INC.AND ITS AFFILIATES
additional information about the Fund
and its investments and is incorporated
by reference into this Prospectus.
Further information about Fund
investments is available in the Annual
and Semi-Annual shareholder reports. You
may obtain the SAI, the Annual and
Semi-Annual reports and other material
incorporated by reference without charge
by calling the Fund at (800) 433-1918.
You may also obtain the SAI and the
Annual and Semi-Annual Reports without
charge by visiting the Fund's website at
http://www.money-funds.com/funds/AdvantageLiquidity.
To request other information, please
call your financial intermediary or the
Fund.
========================================
                                                  ADVANTAGE CALIFORNIA TAX
                                                  EXEMPT LIQUIDITY FUND

========================================
A current SAI has been filed with the
Securities and Exchange Commission. You
may visit the EDGAR database on the
Securities and Exchange Commission's
Internet website (http://www.sec.gov) to
view the SAI, material incorporated by
reference and other information. Copies
of the information may be obtained,
after paying a duplicating fee, by                      PROSPECTUS
sending an electronic request to                        April 29, 2005
publicinfo@sec.gov. These materials can
also be reviewed and copied at the
Securities and Exchange Commission's
Public Reference Room in Washington D.C.
Information on the operation of the
Public Reference Room may be obtained by calling the Securities and Exchange
Commission at 1-202-942-8090. In
addition, copies of these materials may
be obtained, upon payment of a
duplicating fee, by writing the Public
Reference Section of the Securities and
Exchange Commission, Washington, D.C.
20549-0102.

811-4922
          Reich & Tang Distributors, Inc.
                 600 Fifth Avenue
                New York, NY 10020
                  (212) 830-5345
ADV_CA4/05P

--------------------------------------------------------------------------------

CALIFORNIA
DAILY TAX FREE                              600 Fifth Avenue, New York, NY 10020
INCOME FUND, INC.                           (212) 830-5345
                                            (800) 433-1918 (Toll Free)

================================================================================
                       STATEMENT OF ADDITIONAL INFORMATION

                      APRIL 29, 2005 RELATING TO THE PROSPECTUSES
                 FOR THE CLASS A AND CLASS B SHARES, DATED APRIL 29, 2005
         AND THE ADVANTAGE CALIFORNIA TAX EXEMPT LIQUIDITY FUND CLASS OF SHARES,
                              DATED APRIL 29, 2005

This Statement of Additional Information (SAI) is not a Prospectus. The SAI expands upon and supplements the information contained in the current Prospectuses of California Daily Tax Free Income Fund, Inc. (the "Fund"), dated April 29, 2005, and should be read in conjunction with each Prospectus.

A Prospectus may be obtained from any Participating Organization or by writing or calling the Fund toll-free at (800) 433-1918. The audited Financial Statements of the Fund have been incorporated by reference into the SAI from the Fund's Annual Report. The Annual Report is available, without charge, upon request by calling the toll-free number provided. The material relating to the "Purchase, Redemption and Pricing of Shares" has been incorporated by reference into the SAI from the Prospectus.



If you wish to invest in the Advantage California Tax Exempt Liquidity Fund Shares (the "Advantage Shares"), you should obtain a separate Prospectus by writing to Oppenheimer & Co. Inc., 125 Broad Street, New York, NY 10004, or calling the Fund toll-free at (800) 433-1918.


This Statement of Additional Information is incorporated by reference into each Prospectus in its entirety.

                                Table of Contents

--------------------------------------------------------------------------------
Fund History................................................2      Capital Stock and Other Securities.................27
Description of the Fund and Its Investments                        Purchase, Redemption and Pricing of Shares ........28
And Risks...................................................2      Taxation of the Fund...............................28
Management of the Fund.....................................18      Underwriters.......................................30
Control Persons and Principal Holders of Securities........21      Financial Statements...............................31
Investment Advisory and Other Services.....................22      Description of Ratings.............................32
Brokerage Allocation and Other Practices...................26      Taxable Equivalent Yield Tables....................33


I.  FUND HISTORY

The Fund was incorporated on December 5, 1986, in the State of Maryland.

II.  DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

The Fund is an open-end, management investment company that is a tax-exempt money market fund. The Fund's investment objectives are to seek a high level of current income exempt from federal income tax and California income tax consistent with preservation of capital, maintenance of liquidity and stability of principal. No assurance can be given that these objectives will be achieved.

The following discussion expands upon the description of the Fund's investment strategies in the Prospectus.



The Fund's assets will be invested primarily in (i) high quality debt obligations issued by or on behalf of the State of California, other states, territories and possessions of the United States and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is, in the opinion of bond counsel to the issuer at the date of issuance, currently exempt from federal income taxation and in (ii) Participation Certificates (which cause the Fund to be treated as the owner of an interest in the underlying municipal obligations for federal income tax purposes) in municipal obligations purchased from banks, insurance companies or other financial institutions. These debt obligations, including Participation Certificates therein, are collectively referred to throughout this Statement of Additional Information as Municipal Obligations. Dividends paid by the Fund are exempt-interest dividends by virtue of being properly designated by the Fund as derived from Municipal Obligations. They will be exempt from federal income tax provided the Fund qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and complies with
Section 852(b)(5) of the Code. Although the Supreme Court has determined that Congress has the authority to subject the interest on bonds such as the Municipal Obligations to federal income taxation, existing law excludes such interest from federal income tax. However, such interest may be subject to the federal alternative minimum tax.


Securities, the interest income on which is subject to federal, state and local income tax, will not exceed 20% of the value of the Fund's net assets. (See "Federal Income Taxes" herein.) Exempt-interest dividends paid by the Fund that are correctly identified by the Fund as derived from obligations issued by or on behalf of the State of California or any California local governments, or their instrumentalities, authorities or districts ("California Municipal Obligations") and from obligations of Puerto Rico, Guam and the United States Virgin Islands, as well as any other types of obligations that California is prohibited from taxing under the Constitution, the laws of the United States of America or the California Constitution ("Territorial Municipal Obligations"), will be exempt from California income tax provided the Fund complies with applicable California requirements. (See "California Income Taxes" herein.) To the extent that suitable California Municipal Obligations and Territorial Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The dividends on these will be designated by the Fund as derived from interest income which will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from federal income tax but will be subject to the California income tax. Except as a temporary defensive measure during periods of adverse market conditions as determined by Reich & Tang Asset Management, LLC (the "Manager"), the Fund will invest primarily in California Municipal Obligations. The Fund seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less and to value its investment portfolio at amortized cost and maintain a net asset value at $1.00 per share. There can be no assurance that this value will be maintained.

The Fund may hold uninvested cash reserves pending investment. The Fund's investments may include "when-issued" Municipal Obligations, stand-by commitments and taxable repurchase agreements. Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations, the Fund reserves the right to invest up to 20% of the value of its net assets in securities, the interest income on which is subject to federal, state and local income tax. The Fund may invest more than 25% of its assets in Participation Certificates purchased from banks in industrial revenue bonds and other California Municipal Obligations. In view of this possible "concentration" in bank Participation Certificates in California Municipal Obligations, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. (See "Variable Rate Demand Instruments and Participation Certificates" herein.) The investment objectives of the Fund described in the preceding paragraphs of this section may not be changed unless approved by the holders of a majority of the outstanding shares of the Fund. As used herein, the term "majority of the outstanding shares" of the Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may only purchase United States dollar-denominated securities that have been determined by the Manager to present minimal credit risks and that are Eligible Securities at the time of acquisition. The term Eligible Securities means: (i) securities which have or are deemed to have remaining maturities of 397 days or less and are rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or in such categories by the only NRSRO that has rated the Municipal Obligations (collectively, the "Requisite NRSROs") or (ii) unrated securities determined by the Manager to be of comparable quality. In addition, securities which have or are deemed to have remaining maturities of 397 days or less but that at the time of issuance were long-term securities (i.e., with maturities greater than 397 days) and that are deemed unrated securities may be purchased if they have received a long-term rating from the Requisite NRSROs in one of the three highest rating categories. Provided, however, that such may not be purchased if it (i) does not satisfy the rating requirements set forth in the preceding sentence and (ii) has received a long-term rating from any NRSRO that is not within the three highest long-term rating categories. A determination of comparability by the Manager is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the securities. While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by S&P and Moody's are "AAA" and "AA" by S&P in the case of long-term bonds and notes or "Aaa" and "Aa" by Moody's in the case of bonds; "SP-1" and "SP-2" by S&P or "MIG-1" and "MIG-2" by Moody's in the case of notes; "A-1" and "A-2" by S&P or "Prime-1" and "Prime-2" by Moody's in the case of tax-exempt commercial paper. The highest rating in the case of variable and floating demand notes is "VMIG-1" by Moody's or "SP-1/AA" by S&P. Such instruments may produce a lower yield than would be available from less highly rated instruments. It is the Fund's policy to only invest in securities that have been rated (or whose issuers have been rated) in the highest short-term rating by the requisite NRSROs, or are unrated securities that have been determined by the Manager to be of comparable quality.

Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Manager of the Fund shall promptly reassess whether the security presents minimal credit risks and shall cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager's actions.

In addition, in the event that a security (i) is in default, (ii) ceases to be an Eligible Security under Rule 2a-7 of the Investment Company Act of 1940, as amended, (the "1940 Act"), or (iii) is determined to no longer present minimal credit risks, or an event of insolvency occurs with respect to the issuer of a portfolio security or the provider of any Demand Feature or Guarantee, the Fund will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interests of the Fund. Disposal of the security shall occur as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the Securities and Exchange Commission (the "SEC") of such fact and of the actions that the Fund intends to take in response to the situation.

All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Fund's portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations issued by a single issuer. However, the Fund shall not invest more than 5% of its total assets in Municipal Obligations issued by a single issuer unless such Municipal Obligations are rated in the highest short-term rating category.


The Fund intends to qualify as a regulated investment company under Subchapter M of the Code. The Fund will be restricted in that at the close of each quarter of the taxable year, at least 50% of the value of its total assets must be represented by cash, government securities, regulated investment company securities and other securities which are limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities of one issuer (or two or more issuers that the Fund controls) other than Government securities or regulated investment company securities. The limitations described in this paragraph regarding qualification as a regulated investment company are not fundamental policies and may be revised to the extent applicable federal income tax requirements are revised. (See "Federal Income Taxes" herein.)

DESCRIPTION OF MUNICIPAL OBLIGATIONS

As used herein, "Municipal Obligations" include the following as well as "Variable Rate Demand Instruments and Participation Certificates."

(1) Municipal Bonds with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. Municipal Bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as "municipalities"). They generally have a maturity at the time of issuance of one year or more and are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.

     The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of, and interest on, revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

     In addition, certain kinds of "private activity bonds" are issued by public authorities to provide funding for various privately operated industrial facilities (hereinafter referred to as "industrial revenue bonds" or "IRBs"). Interest on IRBs is generally exempt, with certain exceptions, from federal income tax pursuant to Section 103(a) of the Code, provided the issuer and corporate obligor thereof continue to meet certain conditions. (See "Federal Income Taxes" herein.) IRBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IRBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is no established secondary market for the IRBs, the IRBs or the Participation Certificates in IRBs purchased by the Fund will be supported by letters of credit, guarantees or insurance that meet the definition of Eligible Securities at the time of acquisition and provide the demand feature which may be exercised by the Fund at any time to provide liquidity. Shareholders should note that the Fund may invest in IRBs acquired in transactions involving a Participating Organization. In accordance with Investment Restriction 6 herein, the Fund is permitted to invest up to 10% of the portfolio in high quality, short-term Municipal Obligations (including IRBs) meeting the definition of Eligible Securities at the time of acquisition that may not be readily marketable or have a liquidity feature.

(2) Municipal Notes with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. The principal kinds of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. Project notes are issued by local agencies and are guaranteed by the United States Department of Housing and Urban Development. Project notes are also secured by the full faith and credit of the United States. The Fund's investments may be concentrated in Municipal Notes of California issuers.

(3) Municipal Commercial Paper that is an Eligible Security at the time of acquisition. Issues of Municipal Commercial Paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing. They are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

(4) Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal Leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses. These clauses provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase Municipal Leases subject to a non-appropriation clause where the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution. These types of Municipal Leases may be considered illiquid and subject to the 10% limitation of investments in illiquid securities set forth under "Investment Restrictions" contained herein. The Board of Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring the liquidity of Municipal Leases. In making such determination, the Board and the Manager may consider such factors as the frequency of trades for the obligation, the number of dealers willing to purchase or sell the obligations and the number of other potential buyers and the nature of the marketplace for the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board determines that any Municipal Leases are illiquid, such lease will be subject to the 10% limitation on investments in illiquid securities. The Fund has no intention to invest in Municipal Leases in the foreseeable future and will amend this Statement of Additional Information in the event that such an intention should develop in the future.

(5) Any other federal tax-exempt obligations, and to the extent possible, California Income tax-exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions, whose inclusion in the Fund would be consistent with the Fund's investment objectives, policies and risks described herein and permissible under Rule 2a-7 under the 1940 Act.

VARIABLE RATE DEMAND INSTRUMENTS AND PARTICIPATION CERTIFICATES

Variable rate demand instruments that the Fund will purchase are tax-exempt Municipal Obligations. They provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days notice either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument.


The variable rate demand instruments in which the Fund may invest are payable on demand on not more than 30 calendar days' notice and may be exercised at any time or at specified intervals not exceeding 397 days depending upon the terms of the instrument. Variable rate demand instruments that cannot be disposed of properly within seven days in the ordinary course of business are illiquid securities. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to 397 days. The adjustments are based upon an appropriate interest rate adjustment index as provided in the respective instruments or negotiated market rate. The Fund decides which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board of Directors to minimize credit risks. A fund utilizing the amortized cost method of valuation under Rule 2a-7 of the 1940 Act may purchase variable rate demand instruments only if (i) the instrument is subject to an unconditional demand feature, exercisable by the Fund in the event of a default in the payment of principal or interest on the underlying securities, that is an Eligible Security or (ii) the instrument is not subject to an unconditional demand feature but does qualify as an Eligible Security and has a long-term rating by the Requisite NRSROs in one of the two highest rating categories, or if unrated, is determined to be of comparable quality by the Manager. The Manager may determine that an unrated variable rate demand instrument meets the Fund's high quality criteria if it is backed by a letter of credit or guarantee or is insured by an insurer that meets the quality criteria for the Fund stated herein or on the basis of a credit evaluation of the underlying obligor. If an instrument is ever not deemed to be an Eligible Security, the Fund either will sell it in the market or exercise the demand feature.


The variable rate demand instruments that the Fund may invest in include Participation Certificates purchased by the Fund from banks, insurance companies or other financial institutions in fixed or variable rate, tax-exempt Municipal Obligations (expected to be concentrated in IRBs) owned by such institutions or affiliated organizations. The Fund will not purchase Participation Certificates in fixed rate tax-exempt Municipal Obligations without obtaining an opinion of counsel that the Fund will be treated as the owner thereof for federal income tax purposes. A Participation Certificate gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet the Fund's eligibility criteria, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation) or insurance policy of an insurance company that the Manager has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the Participation Certificate back to the institution. Where applicable, the Fund can draw on the letter of credit or insurance after no more than 30 days' notice either at any time or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund's participation interest in the security plus accrued interest. The Fund intends to exercise the demand only (i) upon a default under the terms of the bond documents, (ii) as needed to provide liquidity to the Fund in order to make redemptions of Fund shares, or (iii) to maintain a high quality investment portfolio. The institutions issuing the Participation Certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. With respect to insurance, the Fund will attempt to have the issuer of the Participation Certificate bear the cost of the insurance. However, the Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund. The Manager has been instructed by the Fund's Board of Directors to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe. Although these instruments may be sold by the Fund, the Fund intends to hold them until maturity, except under the circumstances stated above.

In view of the possible "concentration" of the Fund in Participation Certificates in California Municipal Obligations, which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit. The Fund may invest 25% or more of its net assets in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities. This includes, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state.


While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The portfolio may contain variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent state law contains such limits, increases or decreases in value may be somewhat greater than would be the case without such limits. Additionally, the portfolio may contain variable rate demand Participation Certificates in fixed rate Municipal Obligations. The fixed rate of interest on these Municipal Obligations will be a ceiling on the variable rate of the Participation Certificate. In the event that interest rates increase so that the variable rate exceeds the fixed rate on the Municipal Obligations, the Municipal Obligations can no longer be valued at par and may cause the Fund to take corrective action, including the elimination of the instruments from the portfolio. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks' "prime rates", or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.


Because of the variable rate nature of the instruments, the Fund's yield will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, the Fund's yield will increase and its shareholders will have reduced risk of capital depreciation.

For purposes of determining whether a variable rate demand instrument held by the Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (i) the period required before the Fund is entitled to receive payment of the principal amount of the instrument or (ii) the period remaining until the instrument's next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity. If a variable rate demand instrument ceases to be an Eligible Security it will be sold in the market or through exercise of the repurchase demand feature to the issuer.

WHEN-ISSUED SECURITIES

New issues of certain Municipal Obligations frequently are offered on a when-issued basis. The payment obligation and the interest rate that will be received on these Municipal Obligations are each fixed at the time the buyer enters into the commitment although delivery and payment of the Municipal Obligations normally take place within 45 days after the date of the Fund's commitment to purchase. Although the Fund will only make commitments to purchase when-issued Municipal Obligations with the intention of actually acquiring them, the Fund may sell these securities before the settlement date if deemed advisable by the Manager.

Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way; that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. A separate account of the Fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market or fair value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. On the settlement date of the when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or lesser than the Fund's payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal income tax.

STAND-BY COMMITMENTS

When the Fund purchases Municipal Obligations, it may also acquire stand-by commitments from banks and other financial institutions. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price with same day settlement. A stand-by commitment is the equivalent of a "put" option acquired by the Fund with respect to a particular Municipal Obligation held in its portfolio.

The amount payable to the Fund upon its exercise of a stand-by commitment normally would be (i) the acquisition cost of the Municipal Obligation (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (ii) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation.

The Fund's right to exercise a stand-by commitment would be unconditional and unqualified. A stand-by commitment would not be transferable by the Fund, although it could sell the underlying Municipal Obligation to a third party at any time.

The Fund expects stand-by commitments to generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after the acquisition of each stand-by commitment.

The Fund will enter into stand-by commitments only with banks and other financial institutions that, in the Manager's opinion, present minimal credit risks. If the issuer of the Municipal Obligation does not meet the eligibility criteria, the issuer of the stand-by commitment will have received a rating which meets the eligibility criteria or, if not rated, will present a minimal risk of default as determined by the Manager. The Fund's reliance upon the credit of these banks and broker-dealers will be supported by the value of the underlying Municipal Obligations held by the Fund that were subject to the commitment.

The Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit the Fund to be fully invested in securities the interest on which is exempt from federal income tax while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the stand-by commitment. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Municipal Obligations which will continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Fund will be valued at zero in determining net asset value. In those cases in which the Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments will not affect the dollar-weighted average maturity of the Fund's portfolio. The maturity of a security subject to a stand-by commitment is longer than the stand-by repurchase date.

The stand-by commitments the Fund may enter into are subject to certain risks. These include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and that the maturity of the underlying security will generally be different from that of the commitment.

In addition, the Fund may apply to the Internal Revenue Service for a ruling, or seek from its counsel an opinion, that interest on Municipal Obligations subject to stand-by commitments will be exempt from federal income taxation (see "Federal Income Taxes" herein). In the absence of a favorable tax ruling or opinion of counsel, the Fund will not engage in the purchase of securities subject to stand-by commitments.

TAXABLE SECURITIES

Although the Fund will attempt to invest 100% of its total assets in tax-exempt Municipal Obligations, the Fund may invest up to 20% of the value of its net assets in securities of the kind described below. The interest income from such securities is subject to federal and California income tax. The Fund may purchase and hold such taxable securities under any one or more of the following circumstances: (i) pending investment of proceeds of sales of Fund shares or of portfolio securities, (ii) pending settlement of purchases of portfolio securities, and (iii) to maintain liquidity for the purpose of meeting anticipated redemptions. In addition, the Fund may temporarily invest more than 20% in such taxable securities when, in the opinion of the Manager, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The kinds of taxable securities in which the Fund may invest are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (i) obligations of the United States Government or its agencies, instrumentalities or authorities, (ii) commercial paper meeting the definition of Eligible Securities at the time of acquisition, (iii) certificates of deposit of domestic banks with assets of $1 billion or more, and (iv) repurchase agreements with respect to any Municipal Obligations or other securities which the Fund is permitted to own.

REPURCHASE AGREEMENTS


The Fund may invest in instruments subject to repurchase agreements with securities dealers, member banks of the Federal Reserve System and other entities the Manager has determined are creditworthy. Under the terms of a typical repurchase agreement, the Fund will acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into by the Fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon. Additionally, the Fund or its custodian shall have possession of the collateral, which the Fund's Board believes will give it a valid, perfected security interest in the collateral. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Fund's Board believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Fund. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment, together with illiquid securities held by the Fund, exceeds 10% of the Fund's total net assets. (See Investment Restriction Number 6 herein.) Repurchase agreements are subject to the same risks described herein for stand-by commitments.


CALIFORNIA RISK FACTORS


The following information is a brief summary of a number of complex factors affecting the economy of the State of California and does not purport to be a complete description of such factors. These factors may adversely impact California issuers of debt obligations. The information is derived solely from sources that are generally available to investors, including offering statements related to debt offerings of California issuers, the latest of which is dated December 1, 2004, media reports and other publicly available information as of March 22, 2005. However, this summary has not been updated since that time. The Fund has not independently verified the accuracy and completeness of the information and the reports used for this summary. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of California.

The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no responsibility on the part of the State of California to make payments on such obligations. There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on the State of California or local government finances generally, will not adversely affect the market value of California Municipal Obligations held by the Fund or the ability of particular issuers to make timely payments of debt service on these obligations.

GENERAL ECONOMIC CONDITIONS

The economy of the State of California (sometimes referred to herein as the "State") is the largest among the 50 states and one of the largest in the world. This diversified economy has major components in high technology, trade, entertainment, agriculture, tourism, construction and services. Certain of the State's significant industries are sensitive to trade disruptions in their export markets and the State's rate of economic growth, therefore, could be adversely affected by any such disruption.

A significant downturn in U.S. stock market prices could adversely affect California's economy by reducing household spending and business investment, particularly in the important high technology sector. Moreover, a large and increasing share of the State's General Fund revenue in the form of income and capital gains taxes is directly related to, and would be adversely affected by, a significant downturn in the performance of the stock markets.

Since early 2001, the State has faced severe financial challenges, which may continue for several years. The State experienced an economic recession in 2001 and a sluggish recovery in 2002 and 2003 (with greatest impacts in the high technology, internet, and telecommunications sectors, especially in Northern California); weakened exports; and most particularly, large stock market declines (with attendant declines in stock option values and capital gains realizations). These adverse fiscal and economic factors resulted in a serious erosion of General Fund tax revenues. The three largest General Fund tax sources (personal income, sales and use, and corporate taxes) totaled approximately $78.1 billion in fiscal year 2000-01, $64.4 billion in 2001-02, $66.7 billion in 2002-03, $72.4 billion in 2003-04, and are projected to be approximately $77.7 billion in 2004-05 and approximately $83.9 billion in 2005-06. The bulk of the revenue declines from 2000-01 through 2002-03 were from reductions in personal income taxes, principally from reduced capital gains realizations and stock option income. The State has estimated that stock market related revenue declined from $17.6 billion in fiscal year 2000-01 to $8.6 billion in fiscal year 2001-02, and to $5.2 billion in 2002-03. Total personal income tax revenue declined from $44.6 billion to $32.7 billion during the same period. The State's economy continued to grow slowly through the end of 2003 but is projected to grow moderately in 2004. These declines may be partially mitigated by stock market increases in 2003. Moreover, a positive area in the California economy in 2003 has continued to be residential construction and home sales, in part due to low interest rates. The Federal Reserve recently boosted the federal funds rate for the seventh time since June 2004, increases which have led and may continue to lead to a rise in mortgage rates, which in turn may adversely affect the prospects for growth in the residential construction and home sales sector of the State economy.

Prior Years' Financial Results. Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, a slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, with the State's General Fund taking in substantially greater tax revenue than was initially planned when the budgets were enacted for the fiscal years ended in 1996, 1997, 1998, 1999 and 2000 ($2.2 billion, $1.6 billion, $2.4 billion, $1.7 billion and $8.2 billion, respectively), and no external deficit borrowing occurred over the end of five fiscal years prior to 2001-02.

2001 Budget Act. The 2001 Budget Act's spending plan for 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. This was accomplished without serious program cuts because such a large part of the prior year's budget comprised one-time expenditures. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the Special Fund for Economic Uncertainties at June 30, 2002, of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.2 billion advanced by the General Fund to the State's Department of Water Resources ("DWR") for power purchases would be repaid with interest.

The final estimate of 2001-02 revenues and expenditures showed an unprecedented drop in revenues compared to the prior year. The final estimate for the three largest tax sources was $59.7 billion, a drop of over $13 billion from 2000-01, the vast bulk of which was attributable to reduced personal income taxes from stock option and capital gains activity. This revenue shortfall and the delay of the DWR power revenue bonds past June 30, 2002, resulted in a substantial budgetary deficit and cash flow difficulties. Despite a mid-year spending freeze for many State agencies and spending reductions and deferrals totaling $2.3 billion for fiscal year 2001-02, the State ended fiscal year 2001-02 with a $2.1 billion negative fund balance.

2002 Budget Act. The 2002-03 governor's budget projected a budget gap of approximately $12.5 billion, due, in part, to the national economic recession combined with the stock market decline, which began in mid-2000. Personal income tax receipts, including stock option and capital gain realizations, were particularly impacted. As a result, the May 2002 revision to the governor's budget projected further deterioration in revenues of $9.5 billion and additional costs of $1.6 billion over the 2001-02 and 2002-03 fiscal years. As a result, the combined budget gap rose from the $12.5 billion estimated in January 2002 to $23.6 billion.

On September 5, 2002, the governor signed the budget bill for fiscal year 2002-03. The budget initially forecast $79.2 billion in General Fund revenues and transfers and $76.7 billion in expenditures. The revenue estimates proved to be substantially overstated. In November 2002, the governor directed State agencies to take immediate action to reduce any non-critical or non-essential activities by not filling any vacant positions; to cancel, postpone or amend contracts, grants, purchase orders and similar commitments; to eliminate additional non-essential vacant positions; to delay construction or signing of new leases for space; to cancel or postpone non-essential trips; and to generate new proposals for current year program reductions. In the spring of 2003, the Legislature passed budget adjustment legislation totaling about $10.4 billion in spending reductions, deferrals and funding transfers for the balance of fiscal years 2002-03 and 2003-04.

2003 Budget Act. The 2003-04 governor's budget, released on January 10, 2003, projected a significant downward revision in State revenues. The budget projected total revenues and transfers of $73.1 billion and $69.2 billion in 2002-03 and 2003-04, respectively, and $34.6 billion cumulative budget shortfall through June 30, 2004. The May revision to the 2003-04 governor's budget reduced the revenue estimate for 2002-03 to $70.8 billion from the 2003-04 governor's budget estimate of $73.1 billion, primarily from the loss of $2 billion of revenues due to the delay of the second sale of tobacco securitization bonds. The May revision estimated that the cumulative budget shortfall for 2002-03 and 2003-04 had increased from $34.6 billion to $38.2 billion.

The State Legislature agreed on a budget for fiscal year 2003-04 in August 2003 (33 days beyond the date mandated in the State Constitution). The final budget left an $8.56 billion gap that was to be addressed at an undetermined time later in the fiscal year. While the budget negotiations were taking place, petitions were circulating to recall Governor Gray Davis from office. The initiative eventually qualified for the ballot and, on October 7, 2003, the State's voters did in fact recall him, electing Arnold Schwarzenegger to replace him. In his first act following his inauguration, Governor Schwarzenegger rescinded the termination of the Motor Vehicle License Fee (known colloquially as the "Car Tax") subsidy and asked the Legislature to restore the funding to the cities and counties (known colloquially as the "backfill"). This increased the State's fiscal year 2003-04 budget gap to approximately $12 billion.

Fiscal Year 2004-05 Budget. The 2004-05 governor's budget, released on January 9, 2004, reported, in the absence of corrective actions, an estimated operating deficit of $14 billion would be incurred. The May revision to the 2004-05 governor's budget projected a General Fund reserve of $998 million at June 30, 2005, an increase of $363 million from the 2004-05 governor's budget projections on the basis of a $2.23 billion increase in prior year adjustments, a $245 million increase in revenues over both fiscal years 2003-04 and 2004-05, a $1 billion reduction in the sale of economic recovery bonds and a $1.12 billion increase in expenditures over both fiscal years 2003-04 and 2004-05.

Two measures intended to address the cumulative budget deficit and to implement structural reform were approved by California voters on March 2, 2004. The first measure, the California Economic Recovery Bond Act, authorizes the issuance of up to $15 billion of economic recovery bonds to finance the negative General Fund reserve balance and other obligations. Proceeds from the issuance of these bonds will be used to refinance a portion of the State's accumulated deficit from fiscal years 2003 and 2004. Economic recovery bonds are described further under the heading "State Indebtedness" below. The second measure, the Balanced Budget Amendment, requires California to adopt and maintain a balanced budget in future years and to establish a reserve, and restricts future long-term deficit-related borrowing by the State. The amendment is further described under the heading "Constitutional and Statutory Limitations; Recent Initiatives; Pending Legislation" below.

The 2004 Budget Act was signed by the governor on July 31, 2004. Under the 2004 Budget Act, General Fund revenues were projected to be $77.3 billion in fiscal year 2004-05, a $2.7 billion increase over the prior fiscal year, based on certain assumptions relating to a continued recovery in the State economy as reflected in several key indicators. Excluding the impact of the economic recovery bonds, General Fund expenditures were estimated to be $80.7 billion in fiscal 2004-05, a $5.1 billion increase over the prior fiscal year. The General Fund reserve was projected to be $768 million at June 30, 2005. The 2004 Budget Act addressed a projected $13.9 billion budget shortfall through expenditure cuts of $4.0 billion, cost avoidance of $4.4 billion, fund shifts of $1.6 billion, loans or borrowing of $2.1 billion and transfers and other revenue of $1.8 billion. There can be no assurance that in future years the governor and legislature will be able to correct any structural deficits in State budgets in a timely manner or at all.

Future Budgets. The governor's proposed fiscal year 2005-06 budget reported a structural deficit that, in the absence of corrective actions, estimated total operating deficits to be $9.1 billion for fiscal year 2005-06. The proposed 2005-06 governor's budget projects revenues, transfers and new economic recovery bonds of $85.5 billion in fiscal 2005-06, an increase of $5.2 billion from revised estimates for the prior fiscal year, a projection that assumes a $5.35 billion or 7% increased in major revenues in light of improved economic forecasts. General Fund expenditures for the fiscal year 2005-06 were projected to be $85.7 billion, an increase of $3.4 billion from the revised estimate for the prior fiscal year, and the General Fund reserve was projected to be $500 million as of June 30, 2006, a decrease of $284 million from the revised estimate of the reserve as of June 30, 2005. The proposed 2005-06 budget includes $7.0 billion in program reductions and related cost savings in 2005-06. In addition, the budget proposes the issuance of an additional $1.7 billion in economic recovery bonds and a variety of proposals to increase tax revenues by $409 million without tax increases.

The governor has proposed a series of Constitutional budgetary reforms to address the State's continuing structural deficit. The proposed amendments include a requirement for automatic, non-discretionary across-the-board reductions in State spending to address budget imbalances if the State legislature does not act within a specified time, a prohibition on the suspension of Proposition 98 guarantee payments and eliminating mechanisms that allow for the reduction of the growth rate of Proposition 98 funding during low revenue years, a prohibition on the State from using the proceeds of sales tax on gasoline for any purpose other than transportation projects, a prohibition on the State from offering defined benefit plans for new employees, a prohibition on budgetary borrowing from special funds, even during a budget crisis, and the repayment of outstanding Proposition 42 loans, deferred Proposition 98 obligations and unfunded mandates upon local governments and schools over a period of up to 15 years.

In its January 12, 2005 report, the Legislative Analyst's Office observes that while the budget's proposals would address the 2005-06 shortfall, it falls well short of fully addressing the State's ongoing structural imbalances and the budget reform proposals would dramatically reduce the ability of future policy makers to establish budget priorities when addressing future budget shortfalls. It cannot be predicted with any degree of precision what actions will be taken in the future by the State Legislature and the governor to address changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

STATE INDEBTEDNESS

General Obligation Bonds. As of February 1, 2005, the State had approximately $47.24 billion of general obligation bonds outstanding. The aggregate amount of unused authorizations for future issuances of general obligation bonds as of that date was approximately $36.02 billion, of which approximately $19.48 billion of general obligation bonds has been authorized to be issued initially as commercial paper notes under the commercial paper program described below and approximately $16.54 billion has been authorized for the issuance of other general obligation bonds. This amount does not include the $15 billion of economic recovery bonds and $12.3 billion of education facilities bonds subsequently authorized by voters on March 2, 2004. In addition, initiative measures to issue $3 billion in bonds in connection with the California Stem Cell Research and Cures Act and $750 million in bonds in connection with the Children's Hospital Projects Bond Act were approved in the November 2004 election. Additional bond proposals may be presented to voters in future elections.

Ratings. As of February 1, 2005, the State's general obligation bonds were rated "A3" by Moody's, "A" by S&P, and "A-" by Fitch Ratings. The credit risk associated with direct obligations of the State of California, including general obligation bonds, may compare unfavorably with the credit ratings of other "full faith and credit" debt issued by states in the United States. The ratings assigned to obligations of the State of California by credit rating agencies have fluctuated in prior years. In July 2003, S&P downgraded California's general obligation credit rating to BBB. In December 2003, California's general obligation credit rating was downgraded to Baa1 by Moody's and BBB by Fitch Ratings. Baa/BBB is the lowest investment grade category. As of March 4, 2004, California was the lowest rated state in the country. In May 2004, Moody's raised the credit rating of the State's general obligation bonds to "A3" from "Baa1" and assigned a positive outlook. In August 2004, S&P upgraded its rating on the State's general obligation bonds to "A" from "BBB" and removed the rating from its credit watch. In September 2004, Fitch raised its rating on the State's general obligation bonds to "A-" from "BBB." It is not presently possible to determine whether, or the extent to which, Moody's, S&P or Fitch Ratings will change such ratings in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Commercial Paper Program. As of February 1, 2005, the State finance committee had authorized the issuance of up to $19.48 billion of general obligation commercial paper notes outstanding, of which $102 million aggregate principal amount was outstanding.

Lease-Purchase Debt. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. As of February 1, 2005, the State had approximately $7.19 billion of outstanding lease purchase debt supported by the General Fund. Approximately $3.65 billion of lease revenue bonds were authorized but unissued as of February 1, 2005. In addition, as of February 1, 2005, approximately $81 million of revenue bonds to be secured by State leases were authorized for issuance by certain joint powers authorities.

Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable for the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. State agencies and authorities had approximately $41.50 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of December 31, 2004.

Economic Recovery Bonds. As noted above, the California Economic Recovery Bond Act authorized the issuance of up to $15 billion in economic recovery bonds, of which approximately $10.90 billion in economic recovery bonds is outstanding. Repayment of these bonds will be secured by a pledge of revenues from an increase in the State's sales and use tax effective July 1, 2004. The 2005-06 governor's budget proposes the issuance of $1.68 billion in economic recovery bonds in fiscal year 2005-06.

Cash Flow Borrowings. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes in 19 of the last 20 fiscal years. By law, such notes must mature prior to the end of the fiscal year of issuance. If additional cash flow borrowings are necessary, the State may issue revenue anticipation warrants, which may mature in a subsequent fiscal year. The State issued $5.70 billion principal amount of 2001-02 revenue anticipation notes in October 2001 that matured in June 2002. In June 2002, the State issued $7.50 billion principal amount of 2001-02 revenue anticipation warrants with maturity dates in October 2002, November 2002 and January 2003, all of which were repaid in October and November 2002. The State issued a total of $12.50 billion principal amount of 2002-03 revenue anticipation notes in October and November 2002 that matured in June 2003. The State issued $10.97 billion principal amount of 2002-03 revenue anticipation warrants in June 2003 that matured in June 2004. The State issued $3.00 billion principal amount of revenue anticipation notes in October 2003 that matured in June 2004. The State issued $6.00 billion principal amount of revenue anticipation notes in October 2004 that will mature in June 2005.

Repayment of Energy Loans. The DWR borrowed money from the General Fund for DWR's power supply program between January and June 2001. DWR has issued approximately $11.25 billion in revenue bonds in several series and in the fall of 2002 used the net proceeds of the revenue bonds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and a loan from the General Fund in the amount of $6.1 billion plus accrued interest of approximately $500 million. Issuance of the DWR revenue bonds had been delayed since mid-2001 by a number of factors, including administrative and legal challenges.

The loans from the General Fund and the banks and commercial lenders financed DWR's power supply program costs during 2001 that exceeded DWR's revenues from the sale of electricity. The general purpose of the power supply program has been to provide to customers of the three major investor-owned electric utilities in the State ("IOUs") the portion of their power not provided by the IOUs. The power supply program has become self-supporting and no additional loans from the

General Fund are authorized. As of January 1, 2003, the DWR's authority to enter
into  new  power   purchase   contracts   terminated,   and  the  IOUs   resumed
responsibility for obtaining electricity for their customers.

The primary source of money to pay debt service on the DWR revenue bonds will be revenues derived from customers of the IOUs resulting from charges set by the California Public Utilities Commission. The DWR revenue bonds are not a debt or liability of the State or directly or indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefore or to make any appropriation for their payment.

LOCAL GOVERNMENT

The primary units of local government in California are the counties, ranging in population from approximately 1,200 (Alpine county) to approximately 10 million (Los Angeles county). Counties are responsible for the provision of many basic services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas. There are also about 478 incorporated cities and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978 and later constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to impose or raise various taxes, fees, charges and assessments without voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.

Some local governments in California have experienced notable financial difficulties, including Los Angeles County and Orange County, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent.

The Fund may invest in obligations of certain local government issuers that rely in whole or in substantial part on State revenues for the continuance of their operations and payment of their obligations. Whether and to what extent the California Legislature will continue to appropriate a portion of the State's General Fund to counties, cities and their various entities is uncertain, has recently been subject to significant changes more fully described below and is subject to additional modification. To the extent local entities do not receive money from the State government to pay for their operations and services, their ability to pay debt service on obligations held by the Fund may be impaired.

The 2004 Budget Act, related legislation and agreements between the governor and local government officials and the enactment of Senate Constitutional Amendment No. 4, also known as Proposition 1A, significantly realigned State-local fiscal relationships. Proposition 1A amended the State constitution to reduce the State legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales and vehicle license fee revenues as of November 2004. Beginning in fiscal year 2008-09, in circumstances of severe State fiscal hardship and subject to the approval of two-thirds of the legislature, the State will be able to borrow, not more frequently than during 2 fiscal years in a 10 fiscal year period and only if prior borrowings have been repaid, up to 8 percent of local property tax revenues, which amounts must be repaid within three years. In addition the State may not reduce local sales tax rates or restrict the authority of local governments to impose or change the distribution of statewide local sales tax. Beginning in fiscal year 2005-06, the State is also prohibited from mandating activities on local governments, including mandates that transfer of financial responsibility to local governments for a required program for which the State previously had responsibility, without providing the funding necessary to comply with mandates. The State mandate provisions of Proposition 1A do not apply to schools or community colleges or mandates relating to employee rights.

Vehicle License Fee. In connection with the recently enacted statutory and constitutional changes to the State-local fiscal relationship, the vehicle license fee was permanently reduced from 2 percent to 0.65 percent of the market value of a vehicle. The State constitution was amended to require the State to provide replacement revenues to local governments for lost revenues resulting from the reduction in vehicle license fees. To protect local governments, the lost vehicle license fee revenues were replaced by an increase in the amount of property taxes they receive. For fiscal years 2004-05 and 2005-06 only, the replacement property taxes cities and counties receive are reduced by $700 million. In future years, local governments will received all vehicle license fee revenues. Prior to the 2004 Budget Act, a program to offset a portion of the vehicle license fees paid by vehicle owners was established in 1998. The amount of this offset increased from 25 percent in 1999 to 67.5 percent of the 2 percent vehicle license fee. This offset provided tax relief of $4.3 billion in 2003-04. Since 1999, the General Fund has backfilled the offset so that the tax relief did not result in a revenue loss to local governments. However, as the amount paid by taxpayers has been reduced the amount "backfilled" by the General Fund increased. Local governments received "backfill" payments totaling $3.80 billion in fiscal year 2002-03 and $3.1 billion in fiscal year 2003-04. The General Fund offset program was eliminated by recently implemented legislation and State constitutional amendments. In addition, under the State-local agreement, the State is expected to pay by August

2006, approximately $1.2 billion in backfill payments that were not received by local governments during a period in late 2003 when the offset suspension was rescinded and the backfill payments were terminated.

TOBACCO SETTLEMENT REVENUE BONDS

In 1998, the State (together with 45 other states and certain U.S. jurisdictions) signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future for monetary damages. Tobacco manufacturers agreed to billions of dollars in payments and restrictions on marketing activities. Under the settlement, the companies agreed to pay California governments approximately $25 billion (subject to adjustments) over the first 25-year period. Payments are to continue in perpetuity, with current projections of $1.2 billion in 2025, steadily increasing each year to $1.6 billion in 2045. Under a separate Memorandum of Understanding, half of the money will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose).

In January 2003 and September 2003, the State received total proceeds of approximately $4.76 billion from the issuance of revenue bonds secured by the tobacco settlement revenues received by the State beginning in the 2003-04 fiscal year. The Tobacco Securitization Law was amended to require the governor to request an appropriation in the Budget Act to pay debt service on the tobacco settlement revenue bonds secured by the second sale of tobacco settlement revenues when such revenues are insufficient to make payments on the bonds. However, the legislature is not obligated to make any such requested appropriations. The State has reported that tobacco settlement revenue bonds are neither general nor legal obligations of the State.

PENSION TRUSTS

The three principal retirement systems in which the State participates are the California Public Employees' Retirement System ("CalPERS"), the California State Teachers' Retirement System ("CalSTRS") and the University of California Retirement System ("UCRS"). At June 30, 2003, the unfunded actuarial accrued liability of CalPERS and CalSTRS was approximately $11.94 billion and approximately $23.11 billion, respectively, and at June 30, 2003, the excess of the actuarial value of assets over the actuarial accrued liability of UCRS was approximately $6.26 billion. The State's contribution to CalPERS and UCRS is actuarially determined each year and its contribution to the CalSTRS Defined Benefit Program is established by statute. Due to past investment losses and increased retirement benefits, the State contribution to CalPERS increased from $156.7 million in fiscal year 2000-01 to an estimated $2.56 billion in fiscal year 2004-05. The 2005-06 governor's budget proposes a pension reform package to reduce the State's future costs of pension contributions, estimated to be $538 million for fiscal year 2005-06. Under such proposals, starting in 2005-06 budget year and contingent upon renegotiation of collective bargaining agreements, employees will be required to pay one-half the total charges approved by the CalPERS Board of Administration, including both the charges for normal costs and for any unfunded liability. The 2005-06 governor's budget proposal also includes the issuance of $765 million of pension obligation bonds to cover a portion of the State's retirement obligations for fiscal year 2005-06. There can be no assurance that any of these pension reforms will be enacted as proposed or at all.

CONSTITUTIONAL AND STATUTORY LIMITATIONS; RECENT INITIATIVES; PENDING
LEGISLATION

The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds. There are various types of appropriations excluded from the Appropriations Limit.

The State's Appropriations Limit in each year is based on the Limit for the prior year, adjusted annually for changes in state per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds.

The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government code Section 7912 requires an estimate of the Appropriations Limit to be included in the governor's budget, and thereafter to be subject to the budget process and established in the Budget Act.

On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State appropriations funding, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 permits the Legislature by two-thirds vote of both houses, with the governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the
Article XIII B limit to K-14 schools.

Because of the complexities of Article XIII B, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, the Fund cannot predict the impact of this or related legislation on the Bonds in its portfolio.

On November 5, 2002, the voters approved Proposition 49, the After School Education and Safety Program of 2002. Proposition 49 will require the State to expand funding for before and after school programs in the State's public elementary and middle schools. The State will be required to appropriate up to $550 million annually, depending on the amount that non-Proposition 98 appropriations exceed certain funding levels. Based upon expected non-Proposition 98 appropriations as of the 2004-05 governor's budget, the State is unlikely to be required to implement the funding increases until 2006-07. The 2004 Budget Act includes approximately $121.6 million for after school programs. Thus, when the initiative is fully effective, an additional $428.4 million would be appropriated.

As noted above, on March 2, 2004, voters approved Proposition 58, or the Balanced Budget Amendment, which requires the State to enact a balanced budget and establish a special reserve in the general fund and restricts future borrowing to cover budget deficits. As a result, the State may have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for fiscal year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances. If the governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency, and call the Legislature into special session for that purpose. If the Legislature fails to pass and send to the governor legislation to address the budget fiscal emergency within 45 days, the Legislature would be prohibited from (i) acting on any other bills, or (ii) adjourning in joint recess until such legislation is passed. Beginning in fiscal year 2006-07, Proposition 58 requires that a portion of estimated general fund revenues to be transferred into a special reserve. These transfers would continue until the special reserve reaches $8 billion or 5% of the estimated general fund revenues for the applicable fiscal year, whichever is greater. The annual transfers could be suspended or reduced by an executive order issued by the governor no later than June 1 of the preceding fiscal year. The Balanced Budget Amendment will also prohibit certain future borrowing to cover budget deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing.

On November 2, 2004, the voters approved Proposition 63, which imposes a 1 percent tax surcharge on taxpayers with annual taxable income of more than $1 million for purposes of funding and expanding mental health services. In addition, Proposition 63 prohibits the legislature or the governor from redirecting funds now used for mental health services or from reducing General Fund support for such services below fiscal year 2003-04 levels.

As described above under the heading "Local Government", voters in the November 2004 election approved Senate Constitutional Amendment No. 4, also known as Proposition 1A, which reduces the State legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales and vehicle license fee revenues as of November 2004. Beginning in fiscal year 2008-09, in circumstances of severe State fiscal hardship and subject to the approval of two-thirds of the legislature, the State will be able to borrow, not more frequently than 2 fiscal years in a 10 fiscal year period and only if prior borrowings have been repaid, up to 8 percent of local property tax revenues, which amounts must be repaid within three years. In addition the State may not reduce local sales tax rates or restrict the authority of local governments to impose or change the distribution of statewide local sales tax. Beginning in fiscal year 2005-06, the State is also prohibited from mandating activities on local governments, including mandates that transfer of financial responsibility to local governments for a required program for which the State previously had responsibility, without providing the funding necessary to comply with mandates. The State mandate provisions of Proposition 1A do not apply to schools or community colleges or mandates relating to employee rights.

Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local Governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition 98 and others that may be adopted in the future, may place increasing pressure on the State's budget over future years, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State's ability to fund such other programs by raising taxes.

Future Initiatives. The initiatives discussed above were each adopted as measures that qualified for the ballot pursuant to the State's initiative process. From time to time, other initiative measures could be adopted that could effect revenues of the State or public agencies within the State.

PENDING LITIGATION

The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State might require the State to make significant future expenditures or impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service costs on its obligations.

NATURAL DISASTERS

It is impossible to predict the time, magnitude or location of a major natural disaster (such as an earthquake, a wildfire, or a flood) or its effect on the California economy. For example, in January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. The possibility exists that another such earthquake, or another type of natural disaster, could create a major dislocation of the California economy and significantly affect State and local governmental budgets.


MARKET DISRUPTION AND GEOPOLITICAL RISK

The war with Iraq, its aftermath and the continuing occupation of Iraq may have a substantial impact on the California, U.S. and world economies and securities markets. The nature, scope and duration of the war and occupation cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on California, U.S. and world economies and markets generally. Those events and these risks could also have an acute effect on individual issuers or related groups of issuers, including government issuers in California. These risks could also adversely affect inflation, interest rates and other factors that could adversely affect the value of the Fund's investments.

INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental investment restrictions. They may not be changed unless approved by a majority of the outstanding shares of the Fund. The term "majority of the outstanding shares" of the Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Fund may not:

(1) Make portfolio investments other than as described under "Description of the Fund and Its Investments and Risks." Any other form of federal tax-exempt investment must meet the Fund's high quality criteria, as determined by the Board of Directors, and be consistent with the Fund's objectives and policies.

(2) Borrow money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes. This includes the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income.

(3) Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.

(4) Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options. However, securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Description of the Fund and Its Investments and Risks."

(5) Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

(6) Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"), except the Fund may purchase variable rate demand instruments which contain a demand feature. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with securities that are not readily marketable held by the Fund exceed 10% of the Fund's net assets.

(7) Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests. This shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests in real estate.

(8) Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, as described under "Description of the Fund and Its Investments and Risks."

(9) Purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control.

(10) Invest more than 25% of its assets in the securities of "issuers" in any single industry. The Fund may invest more than 25% of its assets in Participation Certificates and there shall be no limitation on the purchase of those Municipal Obligations and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-government user, then such non-government user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Immediately after the acquisition of any securities subject to a Demand Feature or Guarantee (as such terms are defined in Rule 2a-7 of the 1940 Act), with respect to 75% of the total assets of the Fund, not more than 10% of the Fund's assets may be invested in securities that are subject to a Guarantee or Demand Feature from the same institution. However, the Fund may only invest more than 10% of its assets in securities subject to a Guarantee or Demand Feature issued by a Non-Controlled Person (as such term is defined in Rule 2a-7 of the 1940
     Act).

(11) Invest in securities of other investment companies. The Fund may purchase unit investment trust securities where such unit trusts meet the investment objectives of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

(12) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with a permitted borrowing.



If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund's Board of Directors has adopted the Manager's policies and procedures relating to the disclosure of Fund portfolio holdings information (the "Policy"). The Policy prohibits the disclosure of portfolio holdings unless: (1) the disclosure is in response to a regulatory request and the Chief Compliance Officer ("CCO") of the Fund has authorized such disclosure; (2) the disclosure is to a mutual fund rating or statistical agency or person performing similar functions where there is a legitimate business purpose for such disclosure and such entity has signed a confidentiality or similar agreement, where available, with the Fund or its agents and the CCO of the Fund has authorized such disclosure (procedures to monitor the use of any non-public information by these entities may include (a) annual certifications relating to the confidentiality of such information or (b) the conditioning of the receipt of such information upon the entity agreeing to maintain the confidentiality of the information, along with other representations, where such representations accompany the transmittal of the information); (3) the disclosure is made to parties involved in the investment process, administration or custody of the Fund, including its board of directors; (4) the disclosure is in connection with (a) a quarterly, semi-annual or annual report that is available to the public or (b) other periodic disclosure that is publicly available; or
(5) the disclosure is made pursuant to prior written approval of the CCO of the Fund. The Manager shall not accept on behalf of itself, its affiliates or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of such Fund. Any disclosure made pursuant to Item 5 above is reported to the board at the next quarterly meeting. This Policy may change at any time without prior notice to shareholders.

Subject to the Fund's policies described in Item 2 above, the Manager and/or the Fund maintains ongoing arrangements with the following rating or statistical agencies or agencies providing similar functions pursuant to which non-public information about the Fund's portfolio securities holdings, including information derived from such holdings (e.g., breakdown of portfolio holdings by securities type, percentage of holdings subject to alternative minimum tax, weighted average maturity of the portfolio, etc.), may be provided:


Entity and Type of Information
                                                               Frequency                      Lag Time
iMoneyNet, Inc. (information derived from the portfolio)        Weekly                   1 business day lag
Investment Company Institute
(information derived from the portfolio)                       Monthly                  10 business day lag
Lipper, Inc. (information derived from the portfolio)         Quarterly                 15 calendar day lag

In addition, portfolio holdings information may be provided to the Fund's service providers on an as-needed basis in connection with the services provided to the Fund by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Fund's portfolio holdings include the Manager and its affiliates, legal counsel, independent registered public accounting firm, custodian, fund accounting agent, and financial printers. Portfolio holdings information may also be provided to the Fund's Board of Directors.

The entities to whom the Fund provides portfolio holdings information, either by explicit arrangement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information provided. Neither the Fund nor the Manager or its affiliates receives any compensation or other consideration in connection with these ongoing arrangements. There can be no guarantee that the Policy will be effective in preventing the potential misuse of confidential information regarding the Fund's portfolio holdings by individuals or entities in possession of such information.


III.  MANAGEMENT OF THE FUND

The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, employs the Manager to serve as investment manager of the Fund. The Manager provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote their full-time to the affairs of the Fund.


The Board has an Audit Committee that meets at least annually to assist the Board in selecting, overseeing and setting the compensation of the Fund's independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit or non-audit services performed by the independent registered public accounting firm for the Fund and for pre-approving certain non-audit services performed by the independent registered public accounting firm for the Manager and certain control persons of the Manager. The Audit Committee also meets with the Fund's independent registered public accounting firm to review the Fund's financial statements and to report on its findings to the Board, and to provide the independent registered public accounting firm the opportunity to report on various other matters. The members of the Committee are Dr. W. Giles Mellon, Robert Straniere and Dr. Yung Wong. The Committee met five times during the fiscal year ended December 31, 2004.

The Board also has a Nominating Committee comprised of Dr. W. Giles Mellon, Robert Straniere and Dr. Yung Wong to whose discretion the selection and nomination of directors who are not "interested persons," as defined in the 1940 Act, of the Fund is committed. The Nominating Committee held one meeting during the fiscal year ended December 31, 2004. Nominees recommended by shareholders are considered by the Nominating Committee to the extent required by applicable law.


The following table shows the Directors and Officers of the Fund and their principal occupations during the past five years. Unless otherwise specified, the address of each of the following persons is 600 Fifth Avenue, New York, New York 10020.


                       DIRECTORS AND OFFICERS INFORMATION
--------------------- ------------ ---------------- ---------------------------------------------------- ------------- ------------
   Name, Address,      Position(s)   Term of Office         Principal Occupation(s)                 Number of             Other
      and Age           Held with    and Length of              During Past                        Portfolios         Directorships
                          Fund       Time Served (1)               5 Years                          in Fund             held by
                                                                                                    Complex             Director
                                                                                                   Overseen
                                                                                                  by Director
--------------------- ------------ ---------------- ---------------------------------------------------- ------------- ------------
DISINTERESTED DIRECTORS:
-------------------------------- -- --------------- ---------------------------------------------------- ------------- ------------

Dr. W. Giles Mellon,    Director     Since 1987     Professor Emeritus of Business                  Eleven                None
Age 74                                              Administration in the Graduate
                                                    School of Management, Rutgers
                                                    University with which he has
                                                    been associated since 1966.
--------------------- ------------ ---------------- ---------------------------------------------------- ------------- ------------
Robert Straniere,       Director     Since 1987     Owner, Straniere Law Firm since                 Eleven          WPG Funds Group
Esq.,                                               1980, NYS Assemblyman since 1981
Age 64                                              to 2004 and counsel at Fisher,
                                                    Fisher & Berger since 1995.

--------------------- ------------ ---------------- ---------------------------------------------------- ------------- ------------
Dr. Yung Wong,          Director     Since 1987     Managing Director of Abacus                      Eleven               None
Age 66                                              Associates, an investment firm,
                                                    since 1996.
------------------------------- -- --------------- ---------------------------------------------------- ------------- -------------
INTERESTED DIRECTOR/OFFICERS:
-------------------------------- -- --------------- ---------------------------------------------------- ------------- ------------
Steven W. Duff,       President      Since 1994     President and Manager of Reich &                 Sixteen              None
Age 51                  and                         Tang Asset Management, LLC (the
                      Director(2)                   "Manager") and President of the Mutual
                                                    Funds Division of the Manager since
                                                    August 1994.  Mr. Duff is also President
                                                    and Director/Trustee of eight other funds
                                                    in the Reich & Tang Fund Complex,
                                                    Director of Pax World Money Market Fund, Inc.,
                                                    Principal Executive Officer of Delafield Fund,
                                                    Inc. and President and Chief Executive Officer
                                                    of Tax Exempt Proceeds Fund, Inc. Mr. Duff also
                                                    serves as a Director of Reich & Tang Services, Inc.
                                                    and Reich & Tang Distributors, Inc.
--------------------- ------------ ---------------- ---------------------------------------------------- ------------- ------------
Richard De Sanctis,   Vice           Since 2005     Executive Vice President and Chief Financial       N/A                 N/A
Age 48                President                     Officer of the Manager.  Associated with the
                                                    Manager since 1990. Mr. De Sanctis is Vice
                                                    President of eleven other funds in the Reich & Tang
                                                    Fund Complex and serves as Executive Vice President
                                                    and Chief Financial Officer of Reich & Tang
                                                    Services, Inc. and Reich & Tang Distributors, Inc.
--------------------- ------------ ---------------- ---------------------------------------------------- ------------- ------------
Molly Flewharty,      Vice           Since 1987     Senior Vice President of the Manager.              N/A                 N/A
Age 54                President                     Associated with the Manager since December
                                                    1977. Ms. Flewharty is also Vice President
                                                    of eleven other funds in the Reich & Tang
                                                    Fund Complex.  Ms. Flewharty also of eleven
                                                    serves as  Senior Vice President of Reich &
                                                    Tang Distributors, Inc.
--------------------- ------------ ---------------- ---------------------------------------------------- ------------- ------------
Rosanne Holtzer,      Chief          Since 1998     Senior Vice President of the Manager.              N/A                 N/A
Age 40                Compliance                    Associated with the Manager since June 1986.
                      Officer,                      Ms. Holtzer is also Chief Compliance Officer,
                      Secretary                     Secretary and Assistant Treasurer of eleven
                      and                           other funds in the Reich & Tang Fund Complex.
                      Assistant                     Ms. Holtzer also serves as Senior Vice President,
                      Treasurer                     Assistant Secretary and Compliance Officer of
                                                    Reich & Tang Distributors, Inc. and Senior Vice
                                                    President, Assistant Secretary and Chief Compliance
                                                    Officer of Reich & Tang Services, Inc.
--------------------- ------------ ---------------- ---------------------------------------------------- ------------- ------------
Michael Lydon,        Vice           Since 2005     Executive Vice President and Chief Operations       N/A               N/A
Age 41                President                     Officer of the Manager.  Mr. Lydon has been
                                                    associated with the Manager since January 2005.
                                                    Mr. Lydon was Vice President at Automatic Data
                                                    Processing from July 2000 to December 2004. Prior
                                                    to July 2000, Mr. Lydon was Executive Vice
                                                    President and Chief Information Officer of the
                                                    Manager.  Mr. Lydon is also Vice President of
                                                    eleven other funds in the Reich & Tang Fund
                                                    Complex.  Mr. Lydon also serves as Executive Vice
                                                    President and Chief Operations Officer for Reich &
                                                    Tang Distributors, Inc. and Reich & Tang Services,
                                                    Inc.
--------------------- ------------ ---------------- ---------------------------------------------------- ------------- ------------


                                                        -19-

                               DIRECTORS AND OFFICERS INFORMATION (CONTINUED)

--------------------- ------------ ---------------- ---------------------------------------------------- ------------- ------------
   Name, Address,      Position(s) Term of Office                 Principal Occupation(s)                 Number of        Other
      and Age           Held with   and Length of                       During Past                       Portfolios   Directorships
                          Fund     Time Served (1)                        5 Years                          in Fund        held by
                                                                                                           Complex        Director
                                                                                                         Overseen by
                                                                                                           Director
--------------------- ------------ ---------------- ---------------------------------------------------- ------------- ------------

Interested Directors/Officers:
--------------------- ------------ ---------------- ---------------------------------------------------- ------------- ------------
Dana E. Messina,      Vice           Since 1989     Executive Vice President of the Manager.                 N/A            N/A
Age 48                President                     Associated with the Manager since December 1980.
                                                    Ms. Messina is also Vice President of eight other
                                                    funds in the Reich & Tang Fund Complex. Ms. Messina
                                                    also serves as Executive Vice President of Reich &
                                                    Tang Distributors, Inc.
--------------------- ------------ ---------------- ---------------------------------------------------- ------------- ------------
Anthony Pace,         Treasurer      Since 2004     Vice President of the Manager.  Associated with the      N/A            N/A
Age 39                and                           Manager since September 2004.  Mr. Pace was a
                      Assistant                     Director of a Client Service Group at GlobeOp
                      Secretary                     Financial Services, Inc. from May 2002 to August
                                                    2004 and Controller/Director of Mutual Fund
                                                    Administration for Smith Barney Funds Management LLC
                                                    and Solomon Brothers Asset Management Inc. from 1998
                                                    to May 2002.  Mr. Pace is also Treasurer and
                                                    Assistant Secretary of eleven other funds in the
                                                    Reich & Tang Fund Complex.
--------------------- ------------ ---------------- ---------------------------------------------------- ------------- ------------


(1)  Each Director will hold office for an indefinite term until the earliest of
     (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's Articles of Incorporation, as amended, and Amended and Restated By-Laws. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until their successor is elected and qualifies.

(2) Steven W. Duff may be deemed an interested person of the Fund, as defined in the 1940 Act, due to his affiliation with the Manager.


The following table shows the dollar range of Fund shares beneficially owned by each director as of December 31, 2004:


                                                                                   Aggregate Dollar Range of Equity Securities
                                                                                     in All Funds Overseen or to be Overseen by
                                       Dollar Range of Equity Securities                 Director or Nominee in Family of
 Name of Director                                in the Fund                                  Investment Companies
-----------------------                   --------------------------                   -------------------------------------
DISINTERESTED DIRECTORS:
------------------------
W. Giles Mellon                                         None                                  $10,001 - $50,000

Robert Straniere                                        None                                  $10,001 - $50,000

Yung Wong                                               None                                    Over $100,000

INTERESTED DIRECTOR:

Steven W. Duff                                          None                                    Over $100,000


The Fund paid an aggregate remuneration of $12,182 to its directors with respect to the period ended December 31, 2004, all of which consisted of directors' fees paid to the three disinterested directors, pursuant to the terms of the Investment Management Contract (see "Investment Advisory and Other Services" herein.)

Effective January 1, 2005, Directors of the Fund not affiliated with the Manager receive from the Fund an annual retainer of $2,000 and a fee of $300 for each Board of Directors meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. In addition, beginning in July 2004, the Audit Committee chairman receives an aggregate payment of $1,000 per quarter allocated among the funds of the Reich & Tang Complex on whose audit committee he serves and beginning in January 2005, each member of the Audit Committee receives an aggregate payment of $750 per Audit Committee meeting allocated among the funds of the Reich & Tang Complex. Directors who are affiliated with the Manager do not receive compensation from the Fund. (See "Compensation Table".)



                                             COMPENSATION TABLE

                           AGGREGATE COMPENSATION    PENSION OR RETIREMENT       ESTIMATED ANNUAL       TOTAL COMPENSATION FROM
                               FROM THE FUND       BENEFITS ACCRUED AS PART  BENEFITS UPON RETIREMENT  FUND AND FUND COMPLEX PAID
     NAME OF PERSON,                                   OF FUND EXPENSES                                      TO DIRECTORS*
        POSITION


Dr. W. Giles Mellon,               $4,182                      0                        0                  $65,000 (9 Funds)
Director

Robert Straniere,                  $4,000                      0                        0                  $63,000 (9 Funds)
Director

Dr. Yung Wong,                     $4,000                      0                        0                  $63,000 (9 Funds)
Director

* The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ending December 31, 2004. The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation. A Fund is considered to be part of the same Fund complex if, among other things, it shares a common investment adviser with the Fund.

    INFORMATION ABOUT PROXY VOTING

Information regarding the Fund's proxy voting record for the 12 month period ending June 30 of each year is filed with the SEC on Form N-PX no later than August 31 of each year. The Fund's Form N-PX is available without charge, upon request, by calling the Fund toll free at (800) 433-1918 and on the SEC's website (http//www.sec.gov). The Fund does not presently invest in voting securities and has therefore not adopted proxy voting policies and procedures.


IV.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


On March 31, 2005 there were 177,594,084 shares of Class A common stock outstanding, 13,773,915 shares of Class B common stock outstanding and 30,103,549 shares of Advantage shares of common stock outstanding. As of March 31, 2005, the amount of shares owned by all officers and directors of the Fund as a group was less than 1% of the outstanding shares of the Fund. Set forth below is certain information as to persons who owned 5% or more of each Class of the Fund's outstanding common stock as of March 31, 2005:


                                                    % of                         Nature of
NAME AND ADDRESS                                     Class                       Ownership
----------------                                     -----                       ---------
CLASS A
-------

M.L. Stern LLC                                        63.15%                       Record
FBO Various Clients
8350 Wilshire Blvd.
Beverly Hills, CA  90211

Neuberger & Berman                                    10.46%                       Record
Attn: Alexis Acevedo
70 Hudson Street
Jersey City, NJ 07302

Lehman Brothers                                        6.08%                       Record
For the Exclusive Benefit of Clients
70 Hudson Street -7th Floor
Mutual Fund Department
Jersey City, NJ 07302

ICCC                                                   5.54%                       Record
Attn: Mark Heimerl
1 South Street - 18th Floor
Baltimore, MD 21202


                                                     % of                       Nature of
Name and Address                                     Class                      Ownership
----------------                                     -----                      ---------
CLASS B
-------

Oppenheimer & Co.                                     40.88%                      Record
FBO Various Customers
125 Broad Street
New York, NY 10004

FBO Customer                                          12.59%                      Beneficial
c/o Morgan Stanley
555 California Street
San Francisco, CA  94104

Pershing                                              11.55%                      Record
One Pershing Plaza
Jersey City, NJ  07399

FBO Customer                                           8.73%                      Beneficial
c/o Morgan Stanley
1251 Avenue of the Americas
New York, NY 10020

FBO Customer                                           6.51%                      Beneficial
c/o Morgan Stanley
555 California Street
San Francisco, CA  94104

Advantage Shares
Oppenheimer & Co.                                     96.82%                      Record
FBO Various Customers
125 Broad Street
New York, NY 10004


V.  INVESTMENT ADVISORY AND OTHER SERVICES


The investment manager for the Fund is Reich & Tang Asset Management, LLC, a Delaware limited liability company with principal offices at 600 Fifth Avenue, New York, New York 10020. The Manager was, as of March 31, 2005, investment manager, adviser, or sub-adviser with respect to assets aggregating in excess of $18.2 billion. The Manager acts as investment manager or sub-adviser of sixteen registered investment companies, of which it acts as administrator for twelve. The Manager also advises pension trusts, profit-sharing trusts and endowments.

The Manager is a registered investment adviser whose origins date back to 1970. IXIS Asset Management North America, L.P. ("IXISAMNA") is the managing member and sole direct owner of the Manager. IXISAMNA is part of IXIS Asset Management Group, an international asset management group based in Paris France. IXIS Asset Management Group is ultimately owned, principally, directly or indirectly, by three affiliated French financial services firms: the Caisse des Depots et Consignations ("CDC"); the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by French regional savings banks known as the Caisse d'Epargne; and by CNP Assurances, a French life insurance company.

The fifteen principal subsidiary or affiliated investment management firms of IXISAMNA, collectively, have more than $185 billion in assets under management or administration as of March 31, 2005.

On July 22, 2004, the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, most recently approved the continuance of the Investment Management Contract for a term extending to September 30, 2005. The contract may be continued in force for successive twelve-month periods beginning each October 1, provided that such continuance is specifically approved annually by a majority vote of the Fund's outstanding voting securities or by a majority of the Directors who are not parties to the Investment

Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

In determining whether to approve the continuance of the Investment Management Contract, the Board considered information about the Manager, the performance of the Fund and certain additional factors described below that the Board deemed relevant. The following summary highlights the materials and factors that the Board considered, and the conclusions the Board reached, in approving the continuance of the Investment Management Contract.

THE MANAGER:

The Board considered the scope and quality of services provided by the Manager and particularly the personnel responsible for providing services to the Fund. The Board also reviewed financial data on the Manager's profitability relating to its management of the Fund. The Board also focused on the Manager's reputation and long-standing relationship with the Fund. In addition, the Board discussed the Manager's performance track record as well as its effectiveness in monitoring the Fund to assure that the Fund has been in compliance with its investment policies and restrictions, including the requirements of Rule 2a-7 and other provisions of the 1940 Act and related securities regulations.

PERFORMANCE AND EXPENSES OF THE FUND:

The Board's analysis of the Fund's performance and expenses included discussion and review of the following materials: (i) performance data of the Fund and its peer group (California tax free money market funds of comparable size) (the "Peer Group") for the year ended May 31, 2004, (ii) data concerning the fees and expenses of the Fund compared to its Peer Group, and (iii) an expense summary of the Fund for fiscal year 2003 and projected expense summary for fiscal year 2004. In particular, the Board noted that on a net yield basis, the Class A, B and Advantage shares of the Fund had performed below the average in relation to the Peer Group, but the Manager explained that it is more conservative about the credit of California issuers than the Peer Group. Despite the fact that the Fund's overall net expense ratios were above the average for the Peer Group, the Board noted the quality of services provided by the Manager and the overall positive performance by its affiliates as a consideration in their deliberations.

OTHER FACTORS:

In addition to the above factors, the Board also discussed the compensation payable by the Fund to the Manager for administrative services and to affiliates of the Manager for other services including transfer agency and shareholder servicing. The Board also discussed the ability of the Manager's affiliate, the Distributor, to market the Fund through its distribution networks, including its customer service and administration system with banks and bank customers.

Representatives from the Manager were available to answer any questions the Board had concerning the management of the Fund and the services that the Manager provides to the Fund. They also provided the Board with an overview of the Fund's performance relative to the market in general and with respect to the Fund's Peer Group (as they typically provide during each quarterly meeting of the Board of Directors).

CONCLUSION:

The Board of Directors, including all of the disinterested Directors, concluded that the fees payable under the Investment Management Contract are fair and reasonable with respect to the services that the Manager provides and in light of the other factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling. The Board was also assisted by the advice of independent counsel in making this determination.

Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. The Manager also provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors, officers or employees of the Manager or its affiliates.


The Investment Management Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Manager on sixty days written notice, and will automatically terminate in the event of its assignment. The Investment Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties.

Under the Investment Management Contract, the Manager receives from the Fund a fee equal to 0.30% per annum of the Fund's average daily net assets. The fees are accrued daily and paid monthly. For the Fund's fiscal years ended December 31, 2004, December 31, 2003 and December 31, 2002 , the fees payable to the Manager under the

Investment Management Contract were $696,905, $719,565 and $621,580, respectively of which $35,000, $60,000 and $40,000 were voluntarily waived. The Fund's net assets at the close of business on December 31, 2004 totaled $241,187,132.

Pursuant to the Administrative Services Contract with the Fund, the Manager also performs clerical, accounting supervision, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of accounting related services by The Bank of New York, the Fund's accounting agent, (ii) prepare reports to and filings with regulatory authorities and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations. For its services under the Administrative Services Contract, the Manager receives from the Fund a fee equal to 0.21% per annum of the Fund's average daily net assets. For the Fund's fiscal years ended December 31, 2004, December 31, 2003 and December 31, 2002, the Manager received fees for administrative services of $487,834, $503,696 and $435,106, respectively, of which $0, $26,954 and
$245,674, were voluntarily waived.


The Manager at its discretion may waive its rights to any portion of the management fee or the administrative services fee and may use any portion of these fees for purposes of shareholder and administrative services and distribution of the Fund's shares. There can be no assurance that such fees will be waived in the future.

Investment management fees and operating expenses which are attributable to more than one Class of the Fund will be allocated daily to each Class based on the percentage of outstanding shares at the end of the day. Additional expenses for shareholder services and distribution services provided by Participating Organizations (including Oppenheimer & Co. Inc. to Fund shareholders, may be compensated for by the Distributor from its own resources which includes the shareholder servicing and distribution fees and past profits or by the Manager from its own resources which includes the management fee and administrative services fee and past profits. Expenses incurred in the distribution of Class B shares and the servicing of Class B shares shall be paid by the Manager. (See "Distribution and Service Plans" herein).

DISTRIBUTION AND SERVICE PLANS


The Fund's distributor is Reich & Tang Distributors, Inc. (the "Distributor"), a Delaware corporation with principal officers at 600 Fifth Avenue, New York, New York 10020, and an affiliate of the Manager. Pursuant to Rule 12b-1 under the 1940 Act, the SEC has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted distribution and service plans (the "Plans") and, pursuant to the Plans, the Fund has entered into Distribution Agreements (with respect to all Classes) and Shareholder Servicing Agreements (with respect to Class A and Advantage shares only) with the Distributor, as distributor of the Fund's shares.


Under the Distribution Agreements, the Distributor, as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. The Distribution Agreement (with respect to the Fund's Class A and B shares) provides that the Distributor will receive nominal consideration (i.e., $1.00) for providing such distribution related services.

Pursuant to the Distribution Agreement for Advantage shares, the Distributor receives a distribution fee of 0.45% per annum of the Advantage shares' average daily net assets (the "Advantage Distribution Fee") for providing distribution related services and for making payments to Oppenheimer & Co. Inc. for providing assistance in distributing the Advantage shares.


Under the Shareholder Servicing Agreements, the Distributor receives from the Fund a fee equal to 0.20% and 0.25% per annum of the Fund's average daily net assets of the Class A and Advantage shares of the Fund, respectively (the "Shareholder Servicing Fee") for providing or arranging for others to provide personal shareholder services and for the maintenance of shareholder accounts.


The Shareholder Servicing Fee and the Advantage Distribution Fee are accrued daily and paid monthly. Any portion of the Shareholder Servicing Fee may be deemed to be used by the Distributor for purposes of providing servicing or making payments to Participating Organizations (including Oppenheimer & Co. Inc. with respect to Advantage shares) with respect to servicing their clients or customers who are Class A and Advantage shareholders of the Fund. The Class B shareholders will generally not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a shareholder servicing fee. Any portion of the Advantage Distribution Fee may be deemed to be used by the Distributor for purposes of distribution of the Advantage Class shares.

The following table provides the total fees paid by each Class of the Fund pursuant to the Plans and the manner in which payments were made pursuant to the Plans for certain types of activities for the fiscal year ended December 31, 2004:



                                                                                Class A             Class B        Advantage Class
                                                                                 Shares              Shares           of Shares
                                                                           -------------------- ----------------- -----------------
                                                                           -------------------- ----------------- -----------------

Total fees paid by each Class of the Fund under the Plans:                       $357,431              $0              $84,006
-------------------------------------------------------------------------- -------------------- ----------------- -----------------
Payments made by the Manager and Distributor to or on behalf of                 $1,021,183          $42,555           $252,503
Participating Organizations:
-------------------------------------------------------------------------- -------------------- ----------------- -----------------
Breakdown of payments made pursuant to the Plans for certain types of activities:
-------------------------------------------------------------------------- -------------------- ----------------- -----------------
Advertising:                                                                        $0                 $0                $0
-------------------------------------------------------------------------- -------------------- ----------------- -----------------
Printing and mailing of prospectuses to other than current
shareholders:                                                                     $3,107              $3,107           $4,708
-------------------------------------------------------------------------- -------------------- ----------------- -----------------
Compensation to underwriters:                                                       $0                 $0                $0
-------------------------------------------------------------------------- -------------------- ----------------- -----------------
Compensation to broker-dealers:                                                $1,021,183            $42,555          $252,503
-------------------------------------------------------------------------- -------------------- ----------------- -----------------
Compensation to sales personnel:                                                  $10,514            $10,513              $0
-------------------------------------------------------------------------- -------------------- ----------------- -----------------
Interest, carrying or other financing charges:                                      $0                 $0                 $0
-------------------------------------------------------------------------- -------------------- ----------------- -----------------
Travel and entertainment for sales personnel:                                      $468               $469                $0
-------------------------------------------------------------------------- -------------------- ----------------- -----------------
Miscellaneous Expenses:                                                            $125               $125                $0
-------------------------------------------------------------------------- -------------------- ----------------- -----------------



For the fiscal year ended December 31, 2004, the total amount spent pursuant to the Plan for the Class A shares was 0.58% of the average daily net assets of the Class A shares of the Fund, of which 0.20% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement, and an amount representing 0.38% was paid by the Manager (which may be deemed an indirect payment by the Fund). The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and servicing expenses funded by the Manager from its own resources, including the management and administrative services fees.

For the fiscal year ended December 31, 2004, the total amount spent pursuant to the Plan for the Class B shares was 0.27% of the average daily net assets of the Class B shares of the Fund. These payments represent distribution and servicing expenses funded by the Manager (which may be deemed an indirect payment by the Fund).

For the fiscal year ended December 31, 2004, the total amount spent pursuant to the Plan for the Advantage shares was 0.83% of the average daily net assets of the Advantage shares of the Fund, of which 0.27% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Distribution Agreement and Shareholder Servicing Agreement, and an amount representing 0.56% was paid by the Manager (which may be deemed an indirect payment by the Fund). The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and servicing expenses funded by the Manager from its own resources, including the management and administrative services fees.

The Plans and the Shareholder Servicing Agreements provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Participating Organizations in carrying out their obligations under the Shareholder Servicing Agreements and Participating Organization Agreement, as the case may be, with respect to the Class A and Advantage shares or the Participating Organization agreement, as the case may be, and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing Fund application forms for shareholder accounts.

The Plans provide that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative services fee and past profits for the following purposes: (i) to pay the cost of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements for performing shareholder servicing and related administrative functions on behalf of the Fund; (ii) to compensate Participating Organizations for providing assistance in distributing Class A and Advantage shares; and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor and other personnel in connection with the distribution of the Fund's shares. The Manager, at its expense, also may from time to time provide additional promotional incentives to Participating Organizations who sell Fund shares. The Distributor may also make payments from time to time from its own resources, which may include (1) the Shareholder Servicing Fee with respect to Class A and Advantage shares and past profits for the purpose enumerated in (i) above and (2) the Advantage Distribution Fee and past profits for the purposes enumerated in (ii) and (iii) above. The Distributor may determine the amount of such payments made pursuant to the Plans, provided that such payments will not increase the amount which the Fund is required to pay to the Manager or the Distributor for any fiscal year under the Investment Management Contract, the Administrative Services Contract, the Shareholder Servicing Agreements or Advantage Distribution Agreement in effect for that year.

Certain Participating Organizations receive payments from the Distributor for shareholder servicing, administrative, accounting, transfer agency and/or distribution services. The Distributor uses fees it receives from the Fund and, in significant amounts, from its and the Manager's own resources to make these payments. The amount of any payments made to Participating Organizations are based on, among other things, the nature and level of services provided by such Participating Organization and the significance of the overall relationship of the Participating Organization to the Manager and its affiliates.

In accordance with the Rule, the Plan provides that all written agreements relating to the Plans entered into between either the Fund or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plans require the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for servicing and distribution purposes pursuant to the Plan and identifying the servicing and distribution activities for which those expenditures were made.


The Plans were most recently approved on July 22, 2004, to continue in effect until September 30, 2005. Thereafter, the Plans may continue in effect for successive annual periods provided they are approved by the Class A and Advantage shareholders, respectively, or by the Board of Directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plans or in the agreements related to the Plans. The Plans further provide that they may not be amended to increase materially the costs which may be spent by the Fund pursuant to the Plans without Class A and Advantage shareholder approval, and that other material amendments must be approved by the directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plans. Each Plan may be terminated at any time by a vote of a majority of the disinterested directors of the Fund or the Fund's Class A and Advantage shareholders, respectively.

CUSTODIAN AND TRANSFER AGENT

The Bank of New York, 101 Barclay Street, New York, NY 10286, is custodian for the Fund's cash and securities. Reich & Tang Services, Inc. ("Reich & Tang"), an affiliate of the Fund's Manager, located at 600 Fifth Avenue, New York, NY 10020, is transfer agent and dividend agent for the shares of the Fund. As transfer agent, Reich & Tang performs various functions including the processing of shareholder purchase, redemption and exchange transactions and the maintenance of shareholder records regarding such transactions. As dividend agent, Reich & Tang makes dividend payments to Fund shareholders on behalf of the Fund and performs certain recordkeeping and reporting functions regarding such payments. The custodian and transfer agents do not assist in, and are not responsible for, investment decisions involving assets of the Fund.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022. Matters in connection with California law are passed upon by Paul, Hastings, Janofsky & Walker LLP, 515 South Flower Street, Los Angeles, California 90071.

PricewaterhouseCoopers LLP, Pricewaterhouse Coopers Center, 300 Madison Avenue, New York, New York 10017, independent registered public accounting firm, have been selected as independent auditors for the Fund.


VI.  BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund's purchases and sales of portfolio securities are usually principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Fund has paid no brokerage commissions since its formation. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Thus, the Fund will select a broker for such a transaction based upon which broker can effect the trade at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations.

Investment decisions for the Fund will be made independently from those for any other investment companies or accounts that may be or become managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.


No portfolio transactions are executed with the Manager or its affiliates acting as principal to the extent prohibited by applicable law. In addition, the Fund will not buy bankers' acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.


VII.  CAPITAL STOCK AND OTHER SECURITIES

The authorized capital stock of the Fund consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the shares into separate series of stock, one for each of the portfolios that may be created. Each share of any series of shares when issued will have equal dividend, distribution and liquidation rights within the series for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares of all series have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the unaffected series. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder. The Fund is subdivided into three classes of common stock, Class A, Class B and Advantage Class of shares. Each share, regardless of class, will represent an interest in the same portfolio of investments and will have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that: (i) the Class A, Class B and Advantage shares will have different class designations; (ii) only the Class A and Advantage shares will be assessed a service fee pursuant to the Plans of the Fund of 0.20% and 0.25% of the average daily net assets of Class A and Advantage shares, respectively; (iii) only the Advantage shares will be assessed a distribution fee pursuant to its Plan of 0.45% of the Advantage shares' average daily net assets; (iv) each Class will vote separately on matters relating solely to that Class under the Plan and any related agreements in accordance with provisions of Rule 12b-1; and (v) the exchange privilege will permit stockholders to exchange their shares only for shares of the same class of an investment company that participates in an exchange privilege program with the Fund (except for the Advantage Class which does not offer an exchange privilege). Payments that are made under the Plan will be calculated and charged daily to the appropriate class prior to determining daily net asset value per share and dividends/distributions.

Under its amended Articles of Incorporation, the Fund has the right to redeem for cash shares of stock owned by any shareholder to the extent and at such times as the Fund's Board of Directors determines to be necessary or appropriate to prevent an undue concentration of stock ownership which would cause the Fund to become a "personal holding company" for federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so. In that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor, the Fund will not issue certificates evidencing Fund shares.

As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the Amended and Restated By-laws of the Fund provide for annual or special meetings only (i) for the election (or re-election) of directors, (ii) for approval of the revised investment advisory contracts with respect to a particular class or series of stock, (iii) for approval of the Fund's distribution agreement with respect to a particular class or series of stock, and (iv) upon the written request of shareholders entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, including the removal of Fund director(s) and communication among shareholders, any registration of the Fund with the SEC or any state, or as the Directors may consider necessary or desirable. Each Director serves until his successor is elected or qualified, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

VIII.  PURCHASE, REDEMPTION AND PRICING OF SHARES

The material relating to the purchase, redemption and pricing of Fund shares for each Class of shares is located in the Shareholder Information section of the Prospectus and is hereby incorporated by reference.

NET ASSET VALUE

The Fund does not determine net asset value per share on (i) any day in which the New York Stock Exchange is closed for trading (i.e. New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas) and (ii) on Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, the Fund, at the discretion of the Manager, may be open for purchases and redemptions and will determine its net asset value.

The net asset value of the Fund's shares is determined as of 4:00 p.m., Eastern time, on each Fund Business Day (as defined in the Prospectus). The Fund's net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding.

The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

The Fund's Board of Directors has established procedures to stabilize the Fund's net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the Fund's $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days, will limit portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Manager determines present minimal credit risks, and will comply with certain reporting and record keeping procedures. The Fund has also established procedures to ensure compliance with the requirement that portfolio securities are Eligible Securities. (See "Description of the Fund and Its Investments and Risks" herein.)

IX.  TAXATION OF THE FUND


The Fund has elected to qualify and intends to qualify under the Code and under California law as a regulated investment company that distributes exempt-interest dividends. It intends to continue to qualify as long as qualification is in the best interest of its shareholders, because qualification relieves the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.

The Fund's policy is to distribute as dividends each year 100% and in no event less than 90% of its net tax-exempt interest income. Exempt-interest dividends are dividends paid by the Fund that are attributable to interest on obligations, the interest on which is exempt from federal income tax, and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's shareholders not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund during any taxable year that qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends during the year.

Exempt-interest dividends are excludable from the Fund's shareholders' gross income although the amount of that interest must be disclosed on the shareholders' federal income tax returns. A shareholder should consult its tax advisor with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) of the Code if such shareholder would be treated as a substantial user or related person with respect to some or all of the private activity bonds, if any, held by the Fund. If a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. Interest on indebtedness incurred or continued to purchase or carry tax exempt securities, such as shares of the Fund, is not deductible. Therefore, among other consequences, a certain portion of interest on margin indebtedness may not be deductible during the period an investor holds shares of the Fund. Interest on tax-exempt bonds, including exempt-interest dividends paid by the Fund, is to be added to adjusted gross income for purposes of computing the amount of Social Security and Railroad Retirement benefits includable in gross income. Taxpayers other than corporations are required to include as an item of tax preference for purposes of the federal alternative minimum tax all tax-exempt interest on private activity bonds (generally, a bond issue in which more than 10% of the proceeds are used in a non-governmental trade or business) (other than qualified
Section 501(c)(3) bonds) issued after August 7, 1986 less any deductions (not allowable in competing federal income tax) which would have been allowable if such interest were includable in gross income. Thus, this provision will apply to any exempt-interest dividends from the Fund's assets attributable to any private activity bonds acquired by the Fund. Corporations are required to increase their alternative minimum taxable income by 75% of the amount by which the adjusted current earnings (which will include tax-exempt interest) of the corporation exceeds the alternative minimum taxable income (determined without this provision). In addition, in certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years are subject to tax on tax-exempt interest.

Although it is not intended, it is possible that the Fund may realize market discount income and short-term or long-term capital gains or losses from its portfolio transactions. The Fund may also realize short-term or long-term capital gains upon the maturity or disposition of securities as well as from the maturity or disposition of securities acquired at discounts resulting from market fluctuations. Accrued market discount income and short-term capital gains will be taxable to shareholders as ordinary income when they are distributed. Any net capital gains (the excess of net realized long-term capital gain over net realized short-term capital loss) will be distributed annually to the Fund's shareholders. The Fund will have no tax liability with respect to distributed net capital gains, and the distributions will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held Fund shares. However, Fund shareholders who at the time of such a net capital gain distribution have not held their Fund shares for more than six months, and who subsequently dispose of those shares at a loss, will be required to treat such loss as a long-term capital loss to the extent of such net capital gain distribution. Distributions of net capital gain will be designated as a capital gain dividend in a written notice mailed to the Fund's shareholders not later than 60 days after the close of the Fund's taxable year. Capital gains realized by corporations are generally taxed at the same rate as ordinary income. However, long-term capital gains are taxable at a maximum rate of 15% to non-corporate shareholders rather than the regular maximum rate of 35%. Corresponding maximum rate and holding period rules apply with respect to capital gains realized by a shareholder on the disposition of shares.


The Fund intends to distribute at least 90% of its investment company taxable income (taxable income subject to certain adjustments exclusive of the excess of net long-term capital gain over net short-term capital loss) for each taxable year. These distributions will be taxable to shareholders as ordinary income. The Fund will be subject to federal income tax on any undistributed investment company taxable income. Expenses paid or incurred by the Fund will be allocated between tax-exempt and taxable income in the same proportion as the amount of the Fund's tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses). If the Fund does not distribute during the calendar year at least 98% of its ordinary income determined on a calendar year basis, 98% of its capital gain net income (generally determined on an October year end), and 100% of any income not distributed in a prior year the Fund will be subject to a 4% excise tax on the excess of such amounts over the amounts actually distributed.

If a shareholder (other than a corporation) fails to provide the Fund with a current taxpayer identification number or the Fund otherwise is informed that backup withholding applies, the Fund is generally required to withhold 28% of taxable interest or dividend payments proceeds from the redemption of shares of the Fund as backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's ultimate federal income tax liability if proper documentation is supplied.

Dividends and distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund.

With respect to the variable rate demand instruments, including Participation Certificates therein, the Fund will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and the interest thereon will be exempt from federal income taxes to the Fund and its shareholders to the same extent as interest on the underlying Municipal Obligations.

The Code provides that interest on indebtedness incurred or continued to purchase or carry tax-exempt bonds is not deductible by most taxpayers. Therefore, a certain portion of interest on debt incurred or continued to purchase or carry securities may not be deductible during the period an investor holds shares of the Fund.

The U.S. Supreme Court held that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the federal government to regulate and control bonds such as the Municipal Obligations and to tax the interest earned on such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations.

From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on Municipal Obligations. If such a proposal were introduced and enacted in the future, the ability of the Fund to pay exempt-interest dividends would be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in the structure. Lower personal income tax rates under federal law have been phased over the past several years. Under lower personal income tax rates on interest income, the benefit of exempt-interest dividends paid by the Fund is relatively less than the benefit that would exist under higher tax rates. Investors should be aware of this change in tax rates given that the interest rates on the Fund's tax-exempt investments generally are lower than interest rates on similar taxable investments.

CALIFORNIA INCOME TAXES

The designation of all or a portion of a dividend paid by the Fund as an "exempt-interest dividend" under the Code does not necessarily result in the exemption of such amount from tax under the laws of any state or local taxing authority. Under California law, in order to pay "exempt-interest dividends," at the end of each quarter of its tax year, at least 50% of the "value" of the Fund's assets must consist of obligations the interest on which, when held by an individual, would be exempt from taxation by the State of California under the Constitution or laws of the State of California or the United States. Assuming compliance with this requirement and the California designation limitation described below with respect to dividends treated for federal income tax purposes as exempt-interest dividends that are paid by the Fund to a California resident individual shareholder, in the opinion of Paul, Hastings, Janofsky & Walker LLP, amounts correctly designated as derived from California Municipal Obligations and/or Territorial Municipal Obligations will not be subject to the California Income Tax.

California also taxes capital gain dividends distributed to shareholders at ordinary income rates for California income tax purposes. No tax is imposed on undistributed amounts of net capital gains unless the shareholder chooses to receive additional shares. Dividends that do not qualify as "exempt-interest dividends" under California law will be includable in a California resident's tax base for purposes of the California Income Tax.

Distributions from net investment income and capital gains, including exempt interest dividends, will be subject to California corporate franchise tax if received by a corporate shareholder subject to such tax and may be subject to state taxes in states other than California and to local taxes imposed by certain cities within California and outside California. Accordingly, investors in the Fund including, in particular, corporate investors which may be subject to the California corporate franchise tax, should consult their tax advisors with respect to the application of such taxes to an investment in the Fund, to the receipt of Fund dividends and as to their California tax situation in general.

Shareholders are urged to consult their tax advisors with respect to the treatment of distributions from the Fund in their own states and localities.

X.  UNDERWRITERS


The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a sales charge for either purchases or redemptions, although there may be a fee imposed on certain wire redemption requests. The Distributor does not receive an underwriting commission. In effecting sales of Fund shares under the Distribution Agreements, the Distributor, as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. The Distribution Agreement with respect to the Class A and B shares provides that the Distributor will receive nominal consideration (i.e., $1.00) for providing such distribution related services. Pursuant to the Distribution Agreement for the Advantage shares, the Distributor receives a fee of 0.45% per annum of the Advantage shares' average daily net assets for providing distribution related services and for making payments to Oppenheimer & Co. Inc. for providing assistance in distributing the Advantage shares. For the fiscal year ended December 31, 2004, the Distributor received distribution fees from the Fund pursuant to the Advantage Distribution Agreement in the amount of $139,729, of which $55,723 was waived.

The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. On November 16, 1999, President Clinton signed the Gramm-Leach-Bliley Act (the "Act"), repealing certain provisions of the Glass-Steagall Act which have restricted affiliation between banks and securities firms and amending the Bank Holding Company Act thereby removing restrictions on banks and insurance companies. The Act grants banks authority to conduct certain authorized activity through financial subsidiaries. In the opinion of the Manager, however, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Fund's Board of Directors will consider appropriate modifications to the Fund's operations, including discontinuance of any payments then being made under the Plan to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution would result in loss to shareholders or change in the Fund's net asset value. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

XI.  FINANCIAL STATEMENTS


The audited financial statements for the Fund for the fiscal year ended December 31, 2004, and the reports therein of PricewaterhouseCoopers LLP, are herein incorporated by reference to the Fund's Annual Report. The Annual Report is available upon request and without charge.

DESCRIPTION OF RATINGS*
DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S TWO HIGHEST MUNICIPAL BOND
RATINGS:
Aaa: Bonds which are rated Aaa are judged to be of the best quality.
they carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Con. (C) : Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (i) earnings of projects under construction, (ii) earnings of projects unseasoned in operating experience, (iii) rentals which begin when facilities are completed, or (iv) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S TWO HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS:

Moody's ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used will be as follows:

MIG-1: Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2: Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

DESCRIPTION OF STANDARD & Poor's Rating Services Two Highest Debt Ratings:

AAA:Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

PLUS ( + ) OR MINUS ( - ): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

PROVISIONAL RATINGS: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Standard & Poor's does not provide ratings for state and municipal notes.

DESCRIPTION OF STANDARD & Poor's Rating Services Two Highest Commercial Paper
Ratings:

A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S TWO HIGHEST COMMERCIAL PAPER
RATINGS:

Moody's employs the following designations, both judged to be investment grade, to indicate the relative repayment capacity of rated issues: Prime-1, highest quality; Prime-2, higher quality.

-----------------
* As described by the rating agencies.

                    CORPORATE TAXABLE EQUIVALENT YIELD TABLE*

               (Based on Estimated Tax Rates Effective Until December 31, 2005)

-----------------------------------------------------------------------------------------------------------------------------------
                                          1. If Your Corporate Taxable Income Bracket Is . . .
------------------ ------------ ------------ ------------ --------------- -------------- ----------------- --------------- --------
 Corporate
 Return                  $0-      $50,001-     $75,001-      $100,001-       $335,001-      $10,000,001-   $15,000,001- $18,333,334
                      50,000        75,000      100,000        335,000      10,000,000        15,000,000     18,333,333    and over
------------------ ------------ ------------ ------------ --------------- -------------- ----------------- --------- --------------
                                          2. Then Your Combined Income Tax Bracket Is . . .
------------------ ------------ ------------ ------------ --------------- -------------- ----------------- --------- --------------
 Federal
 Tax Rate              15.00%       25.00%       34.00%       39.00%           34.00%         35.00%          38.00%       35.00%
------------------ ------------ ------------ ------------ --------------- -------------- ----------------- --------- --------------
 State
 Tax Rate              8.84%        8.84%        8.84%         8.84%            8.84%          8.84%           8.84%        8.84%
------------------ ------------ ------------ ------------ --------------- -------------- ----------------- --------- --------------
 Combined
 Marginal
 Tax Rate              22.51%      31.63%       39.83%        44.39%           39.83%         40.75%          43.48%       40.75%
-----------------------------------------------------------------------------------------------------------------------------------
                                         3.  Now Compare Your Tax Free Income Yields
With Taxable Income Yields
------------------ ----------------------------------------------------------------------------------------------------------------
 Tax Exempt                                                 Equivalent Taxable Investment Yield
 Yield                                                       Required to Match Tax Exempt Yield
------------------ ------------ ------------ ------------ --------------- -------------- ----------------- --------------- --------
  1.00%             1.29%        1.46%        1.66%          1.80%            1.66%          1.69%             1.77%          1.69%
------------------ ------------ ------------ ------------ --------------- -------------- ----------------- --------------- --------
  1.50%             1.94%        2.19%        2.49%          2.70%            2.49%          2.53%             2.65%          2.53%
------------------ ------------ ------------ ------------ --------------- -------------- ----------------- --------------- --------
  2.00%             2.58%        2.93%        3.32%          3.60%            3.32%          3.38%             3.54%          3.38%
------------------ ------------ ------------ ------------ --------------- -------------- ----------------- --------------- --------
  2.50%             3.23%        3.66%        4.16%          4.50%            4.16%          4.22%             4.42%          4.22%
------------------ ------------ ------------ ------------ --------------- -------------- ----------------- --------------- --------
  3.00%             3.87%        4.39%        4.99%          5.39%            4.99%          5.06%             5.31%          5.06%
------------------ ------------ ------------ ------------ --------------- -------------- ----------------- --------------- --------
  3.50%             4.52%        5.12%        5.82%          6.29%            5.82%          5.91%             6.19%          5.91%
------------------ ------------ ------------ ------------ --------------- -------------- ----------------- --------------- --------
  4.00%             5.16%        5.85%        6.65%          7.19%            6.65%          6.75%             7.08%          6.75%
------------------ ------------ ------------ ------------ --------------- -------------- ----------------- ------------   ---------
  4.50%             5.81%        6.58%        7.48%          8.09%            7.48%          7.59%             7.96%          7.59%
------------------ ------------ ------------ ------------ --------------- -------------- ----------------- --------------- --------
  5.00%             6.45%        7.31%        8.31%          8.99%            8.31%          8.44%             8.85%          8.44%
------------------ ------------ ------------ ------------ --------------- -------------- ----------------- --------------- --------
  5.50%             7.10%        8.04%        9.14%          9.89%            9.14%          9.28%             9.73%          9.28%
------------------ ------------ ------------ ------------ --------------- -------------- ----------------- --------------- --------
  6.00%             7.74%        8.78%        9.97%         10.79%            9.97%         10.13%            10.62%         10.13%
------------------ ------------ ------------ ------------ --------------- -------------- ----------------- --------------- --------


To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, in section three, to see the equivalent taxable yields for each of the tax free income yields given.

* For corporations subject to the California Franchise Tax rather than the Corporation Income Tax, dividends paid by the Fund will not be exempt from taxation, and this yield table is, therefore, inapplicable.


                          INDIVIDUAL TAX EQUIVALENT YIELD TABLE**
              (Based on Estimated Tax Rates Effective Until December 31, 2005)



-----------------------------------------------------------------------------------------------------------------------------------
                                        1. If Your Taxable Income Bracket Is . . .
-----------------------------------------------------------------------------------------------------------
Single
Return          $14,572-       $22,998-        $29,701-         $31,296-      $40,347-       $71,951-     $150,151-      $326,451-
                22,997        29,700          31,925           40,346        71,950         150,150       326,450         and over
-------------- -------------- --------------- -------------- -------------- -------------- ------------- -------------- -----------
Joint           $29,143-       $45,995-        $59,401-         $63,851-      $80,683-       $119,951-     $182,801-     $326,451
Return          45,994         59,400          $63,850          80,682        119,950         182,800       326,450       and over
-----------------------------------------------------------------------------------------------------------------------------------
                                          2. Then Your Combined Income Tax Bracket Is . . .
----------------- -------------- --------------- -------------- -------------- -------------- ------------- ---------- ------------
Federal
Tax Rate           15.00%         15.00%             25.00%      25.00%         25.00%            28.00%      33.00%        35.00%
----------------- -------------- --------------- -------------- -------------- -------------- ------------- -----------------------
State
Tax Rate           4.00%          6.00%               6.00%       8.00%          9.30%             9.30%       9.30%         9.30%
----------------- -------------- --------------- -------------- -------------- -------------- ------------- -------------- --------
Combined
Marginal
Tax Rate           18.40%         20.10%             29.50%      31.00%         31.98%            34.70%      39.23%        41.05%
----------------- -------------- --------------- -------------- -------------- -------------- ------------- -----------------------
                             3. Now Compare Your Tax Free Income Yields With Taxable Income Yields
----------------- -----------------------------------------------------------------------------------------------------------------
Tax Exempt                                           Equivalent Taxable Investment Yield
Yield                                                Required to Match Tax Exempt Yield
----------------- -----------------------------------------------------------------------------------------------------------------
    1.00%              1.23%          1.25%           1.42%          1.45%         1.47%          1.53%         1.65%         1.70%
----------------- -------------- --------------- -------------- -------------- -------------- ------------- -------------- --------
    1.50%              1.84%          1.88%           2.13%          2.17%         2.21%          2.30%         2.47%         2.54%
----------------- -------------- --------------- -------------- -------------- -------------- ------------- -------------- --------
    2.00%              2.45%          2.50%           2.84%          2.90%         2.94%          3.06%         3.29%         3.39%
----------------- -------------- --------------- -------------- -------------- -------------- ------------- -------------- --------
    2.50%              3.06%          3.13%           3.55%          3.62%         3.68%          3.83%         4.11%         4.24%
----------------- -------------- --------------- -------------- -------------- -------------- ------------- -------------- --------
    3.00%              3.68%          3.75%           4.26%          4.35%         4.41%          4.59%         4.94%         5.09%
----------------- -------------- --------------- -------------- -------------- -------------- ------------- -------------- --------
    3.50%              4.29%          4.38%           4.96%          5.07%         5.15%          5.36%         5.76%         5.94%
----------------- -------------- --------------- -------------- -------------- -------------- ------------- -------------- --------
    4.00%              4.90%          5.01%           5.67%          5.80%         5.88%          6.13%         6.58%         6.78%
----------------- -------------- --------------- -------------- -------------- -------------- ------------- -------------- --------
    4.50%              5.51%          5.63%           6.38%          6.52%         6.62%          6.89%         7.41%         7.63%
----------------- -------------- --------------- -------------- -------------- -------------- ------------- -------------- --------
    5.00%              6.13%          6.26%           7.09%          7.25%         7.35%          7.66%         8.23%         8.48%
----------------- -------------- --------------- -------------- -------------- -------------- ------------- -------------- --------
    5.50%              6.74%          6.88%           7.80%          7.97%         8.09%          8.42%         9.05%         9.33%
----------------- -------------- --------------- -------------- -------------- -------------- ------------- -------------- --------
    6.00%              7.35%          7.51%           8.51%          8.70%         8.82%          9.19%         9.87%        10.18%
----------------- -------------- --------------- -------------- -------------- -------------- ------------- -------------- --------


To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, in section three, to see the equivalent taxable yields for each of the tax free income yields given.

** An Investor's marginal tax rate may exceed the rates shown in the above table due to the reduction, or possible elimination of the personal exemption deduction for high-income taxpayers and an overall limit on itemized deductions. For investors who pay federal alternative minimum tax, tax-free yields may be equivalent to taxable yields lower than those shown above. Shareholders subject to income taxation by states other than California will realize a lower after-tax return than California shareholders. This table is a combination of the federal and California taxable income brackets, which are adjusted annually for inflation. The California taxable income brackets have not yet been adjusted for 2004. The California taxable yields set forth in the above table presume that taxpayers in each federal tax bracket are in the highest California tax bracket corresponding to that federal bracket. The tax characteristics of the Fund are described more fully elsewhere in the Prospectus. Consult your tax adviser for further details. This chart is for illustrative purposes only and cannot be taken as an indication of anticipated Fund performance.

                                        -34-

                                  PART C
                            OTHER INFORMATION
ITEM 23. EXHIBITS.


(a) Articles of Incorporation of the Registrant, filed with the Maryland State Department of Assessments and Taxation on December 5, 1986 originally filed with the initial Registration Statement on Form N-1A on November 26, 1986, and re-filed for EDGAR purposes only with Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A on April 30, 1999, and incorporated herein by reference.

(a.1) Articles of Amendment of the Registrant, filed with the Maryland State Department of Assessments and Taxation on May 27, 2003 filed with Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A on April 29, 2004, and incorporated herein by reference.


(a.2) Articles Supplementary of the Registrant filed with Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A on September 24, 2002, and incorporated herein by reference.


(b) Amended and Restated By-Laws of the Registrant filed with Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A on April 29, 2002, and incorporated herein by reference.

(c) Form of certificate for shares of Common Stock, par value $.001 per share, of the Registrant originally filed with Pre-Effective No. 1 to the Registration Statement on Form N-1A on January 28, 1987, and re-filed for EDGAR purposes only with Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A on April 30, 1999, and incorporated herein by reference.

(d) Investment Management Contract, dated October 30, 2000, between the Registrant and Reich & Tang Asset Management, LLC (formerly Reich & Tang Asset Management L.P.) filed with Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A on April 30, 2001, and incorporated herein by reference.

(e) Distribution Agreement, dated October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc. filed with Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A on April 30, 2001, and incorporated herein by reference.


(e.1) Distribution Agreement dated July 25, 2002, between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class Shares) filed with Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A on September 24, 2002, and incorporated herein by reference.

(e.2) Amendment dated April 17, 2003, to the Distribution Agreement between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class Shares).

(e.3) Amendment dated May 27, 2003, to the Distribution Agreement between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares(formerly known as the Liquidity Class Shares) filed with Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A on April 29, 2004, and incorporated herein by reference.

(e.4) Amendment dated April 29, 2004, to the Distribution Agreement between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares(formerly known as the Liquidity Class Shares).

(f)     Not applicable.


(g)     Custody Agreement between the Registrant and The Bank of New York.


(h) Administrative Services Contract, dated October 30, 2000, between Registrant and Reich & Tang Asset Management, LLC (formerly Reich & Tang Asset Management L.P.) filed with Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A on April 30, 2001, and incorporated herein by reference.

(h.1) Transfer Agency Agreement and Addendum to the Transfer Agency Agreement between the Registrant and Reich & Tang Distributors, Inc. filed with Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A on April 24, 2003, and incorporated herein by reference.

(h.2)    Fund Accounting Agreement between the Registrant and The Bank of New
         York.

(h.3) Cash Management Agreement and Related Services Agreement between the Registrant and The Bank of New York.

(i) Opinion of Battle Fowler LLP as to the legality of the securities being registered, including their consent to the filing thereof and to the use of their name in the Prospectus originally filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A on January 28, 1987, and re-filed for EDGAR purposes only with Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A on April 30, 1999, and incorporated herein by reference.


(i.1) Consent of Paul, Hastings, Janofsky & Walker LLP to the use of their name in the Registration Statement.


(i.2) Opinion of Paul, Hastings, Janofsky & Walker LLP, as to California law, including their consent to the filing thereof and to the use of their name in the Prospectus and Statement of Additional Information filed with Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A on April 30, 2001, and incorporated herein by reference.

(j)      Consent of Independent Registered Public Accounting Firm.

(k) Audited Financial Statements, for fiscal year ended December 31, 2004 filed with the Annual Report on Form N-CSR on February 25, 2005, and incorporated herein by reference.

(l) Written assurance of Reich & Tang, Inc. that its purchase of shares of the registrant was for investment purposes without any present intention of redeeming or reselling originally filed with Pre-Effective No. 1 to the Registration Statement on Form N-1A on January 28, 1987, and re-filed for Edgar purposes only with Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A on April 30, 1999, and incorporated herein by reference.


(m) Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.


(m.1) Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 with respect to the Advantage Class of shares (formerly known as the Liquidity Class Shares).

(m.2) Shareholder Servicing Agreement, dated October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc. filed with Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A on April 30, 2001, and incorporated herein by reference.

(m.3) Shareholder Servicing Agreement, dated July 25, 2002, between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class Shares) filed as Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A on September 24, 2002, and incorporated herein by reference.

(m.4) Amendment dated April 17, 2003 to the Shareholder Servicing Agreement between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class of Shares).

(m.5) Amendment dated May 27, 2003 to the Shareholder Servicing Agreement between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class of Shares).

(m.6) Amendment dated April 29, 2004 to the Shareholder Servicing Agreement between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class of Shares).

(m.7) Distribution Agreement between the Registrant and Reich & Tang Distributors, Inc. (see Exhibit (e) above).

(m.8) Distribution Agreement between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class of Shares) (see Exhibit (e.1) above).

(m.9) Amendment dated April 17, 2003, to the Distribution Agreement between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class of Shares) (see Exhibit (e.2) above).

(m.10) Amendment dated May 27, 2003, to the Distribution Agreement between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class of Shares) (see Exhibit (e.3) above).

(m.11) Amendment dated April 29, 2004, to the Distribution Agreement between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class of Shares) (see Exhibit (e.4) above).

(n) Amendment No. 9 to Rule 18f-3 Plan for Multi-Class filed with Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A on April 24, 2003, and incorporated herein by reference.


(o)      Reserved.

(p) There are no 17j-1 Codes of Ethics applicable since the Registrant is a money market fund.


(q) Powers of Attorney filed as Exhibit q to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A on April 29, 2002, and incorporated herein by reference herein.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.


     The following open-end management investment companies may be considered to be under common control with the Registrant: Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., Pax World Money Market Fund, Inc., Short Term Income Fund and Tax Exempt Proceeds Fund, Inc.


Item 25.    INDEMNIFICATION.


     The Registrant incorporates herein by reference the response to Item 25 of Part C of the Registrant's Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed with the Commission on September 24, 2002.


Item 26.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     The description of Reich & Tang Asset Management, LLC ("RTAMLLC") under the caption "Management, Organization and Capital Structure" in the Prospectus and "Investment Advisory and Other Services" and "Management of the Fund" in the Statement of Additional Information constituting parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement are incorporated herein by reference.



     RTAMLLC is a limited liability company that is a wholly-owned subsidiary of IXIS Asset Management North America, L.P. ("IXIS-AMNA"). IXIS-AMNA is the managing member and direct owner of RTAMLLC.

     Michael D. Appleton is Vice President, Chief Compliance Officer and Secretary of RTAMLLC. Mr. Appleton has been associated with RTAMLLC and its predecessors since April 2000. Mr. Appleton is also Vice President, Chief Compliance Officer and Secretary of Reich & Tang Distributors, Inc. and Vice President, Compliance Officer and Secretary of Reich & Tang Services, Inc.

     Gary L. Beckham is Assistant Secretary of RTAMLLC. Mr. Beckham has been associated with RTAMLLC since September 2004. Mr. Beckham is also Compliance Officer and Assistant Secretary of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

     J. Dennis Delafield is a Managing Director of the Capital Management division of RTAMLLC. Mr. Delafield has been associated with RTAMLLC and its predecessors since December 1991 and is also Chairman, CEO and Director of Delafield Fund, Inc. This fund is located at 600 Fifth Avenue, New York, NY 10020.

     Richard DeSanctis is Executive Vice President and Chief Financial Officer of RTAMLLC. Mr. DeSanctis has been associated with RTAMLLC and its predecessors since December 1990. Mr. DeSanctis is also Vice President of nine funds in the Reich and Tang Complex and is Executive Vice President Chief Financial Officer of Reich & Tang Distributors, Inc.

     Steven W. Duff is a Manager and President of RTAMLLC and is President and Chief Executive Officer of the Mutual Funds division. Mr. Duff has been associated with RTAMLLC and its predecessors since August 1994. Mr. Duff is also President and a Director/Trustee of nine funds in the Reich & Tang Fund Complex, Director of Pax World Money Market Fund, Inc., Principal Executive Officer of Delafield Fund, Inc. and President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Mr. Duff also serves as a Director of Reich & Tang Services, Inc. and Reich & Tang Distributors, Inc.

     Molly Flewharty is a Senior Vice President of the Mutual Funds division of RTAMLLC. Ms. Flewharty has been associated with RTAMLLC and its predecessors since December 1977 and is also Vice President of twelve funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Ms. Flewharty also serves as Senior Vice President of Reich & Tang Distributors, Inc.

     Barbara Francis is a Vice President of RTAMLLC. Ms. Francis has been associated with RTAMLLC and its predecessors since January 1997. Ms. Francis is also a Vice President of Reich & Tang Services, Inc.

     Christopher Gill is a Vice President of RTAMLLC. Mr. Gill has been associated with RTAMLLC and its predecessors since February 1994. Mr. Gill is also a Vice President of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

     Thomas Hernly is a Vice President of RTAMLLC. Mr. Hernly has been associated with RTAMLLC and its predecessors since March 1996. Mr. Hernly is also a Vice President of Reich & Tang Services, Inc.

     Rosanne Holtzer is Senior Vice President of the Mutual Funds division of RTAMLLC. Ms. Holtzer has been associated with RTAMLLC and its predecessors since June 1986. Ms. Holtzer is also Chief Compliance Officer, Secretary and Assistant Treasurer of twelve funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Ms. Holtzer also serves as Senior Vice President, Assistant Secretary and Compliance Officer of Reich & Tang Distributors, Inc. and Senior Vice President, Assistant Secretary and Chief Compliance Officer of Reich & Tang Services, Inc.

     Joseph Jerkovich is a Vice President and Controller of RTAMLLC. Mr. Jerkovich has been associated with RTAMLLC since September 2004. Mr. Jerkovich is also Vice President and Controller of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

     Cleo Kotis is a Vice President of the Capital Management division of RTAMLLC. Ms. Piperis has been associated with RTAMLLC and it's predecessors since December 1993 and is also Vice President of Delafield Fund, Inc. This fund is located at 600 Fifth Avenue, New York, NY 10020.

     Michael Lydon is Executive Vice President and Chief Operations Officer of RTAMLLC. Mr. Lydon has been associated with RTAMLLC since January 2005. Mr. Lydon was Vice President at Automated Data Processing from July 2002 to December 2004. Prior to July 2000, Mr. Lydon was Executive Vice President and Chief Information Officer of RTAMLLC. Mr. Lydon is also Vice President of nine funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Mr. Lydon is also Executive Vice President and Chief Operations Officer for Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

     Christine Manna is a Vice President of RTAMLLC. Ms. Manna has been associated with RTAMLLC and its predecessors since June 1995. Ms. Manna is also a Vice President of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

     Dana E. Messina is an Executive Vice President of the Mutual Funds division of RTAMLLC. Ms. Messina has been associated with RTAMLLC and its predecessors since December 1980 and is also Vice President of nine funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Ms. Messina also serves as Executive Vice President of Reich & Tang Distributors, Inc.

     Andrew Mintz is a Senior Vice President of RTAMLLC. Mr. Mintz has been associated with RTAMLLC and its predecessors since March 1991. Mr. Mintz is also a Senior Vice President of Reich & Tang Services, Inc.

     Marty O'Connor is a Vice President of RTAMLLC. Mr. O'Connor has been associated with RTAMLLC and its predecessors since March 1992. Mr. O'Connor is also a Vice President of Reich & Tang Services, Inc.

     Thomas O'Malley is Assistant Controller of RTAMLLC. Mr. O'Malley has been associated with RTAMLLC and its predecessors since July 1990. Mr. O'Malley is also Assistant Controller of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

     Anthony Pace is a Vice President of the Mutual Funds Division of RTAMLLC. Mr. Pace has been associated with RTAMLLC and its predecessors since September 2004. Mr. Pace was a Director of a Client Service Group at GlobeOp Financial Services, Inc. from May 2002 to August 2004 and Controller/Director of Mutual Fund Administration for Smith Barney Funds Management, LLC and Solomom Brothers Asset Management Inc. from 1998 to May 2002, Mr. Pace is also Treasurer and Assistant Secretary of twelve funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020.

     Jeffrey D. Plunkett is a Manager of RTAMLLC. He is also Executive Vice President and Group General Counsel of IXIS-AMNA since 2001 and served as Senior Vice President and Associate General Counsel of IXIS-AMNA from 1996 to 2000. Mr. Plunkett is also Director of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

     Richard Preuss is a Vice President of RTAMLLC. Mr. Preuss has been associated with RTAMLLC and its predecessors since July 1986. Mr. Preuss is also a Vice President of Reich & Tang Services, Inc.

     G. Neal Ryland is a Manager of RTAMLLC. Mr. Ryland was a Director of Reich & Tang Asset Management, Inc. from July 1994 until March 2001. Reich & Tang Asset Management, Inc. was the general partner of Reich & Tang Asset Management, L.P. (the predecessor of RTAMLLC). He is also Executive Vice President, Risk Management of IXIS-AMNA and Chief Financial Officer of CDCIAMNA and CDCIAMUSCIXIS Asset Management US Corporation, the majority interest holder in IXIS-AMNA . Mr. Ryland was Executive Vice President and Chief Financial Officer of Nvest Corporation and its general partner, Nvest, L.P. companies from December 1996 to October 2000. Mr. Ryland is a Director of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

     Vincent Sellecchia is a Managing Director of the Capital Management division of RTAMLLC. Mr. Sellecchia has been associated with RTAMLLC and it's predecessors since December 1991 and is also President of Delafield Fund, Inc. This fund is located at 600 Fifth Avenue, New York, NY 10020.

     Richard E. Smith, III is a Manager of RTAMLLC and is President and Chief Operating Officer of the Capital Management division. Mr. Smith has been associated with RTAMLLC and its predecessors since July 1994. Mr. Smith is also President and Director of Reich & Tang Services, Inc. and Reich & Tang Distributors, Inc.

     Irene Ward is a Senior Vice President of the Mutual Funds division of RTAMLLC. Ms. Ward has been associated with RTAMLLC and its predecessors since March 1986 and is also Vice President Tax Exempt Proceeds Fund, Inc. This fund is located at 600 Fifth Avenue, New York, NY 10020. Ms. Ward is also Senior Vice President of Reich & Tang Services, Inc.

     Richard I. Weiner is a Vice President of RTAMLLC. Mr. Weiner has been associated with RTAMLLC and its predecessors since August 1970. Mr. Weiner is also a Vice President of Reich & Tang Distributors, Inc.


Item 27.    PRINCIPAL UNDERWRITERS.

   (a) Reich & Tang Distributors, Inc., the Registrant's distributor, is also distributor for Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Tax Free Income Fund, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, Institutional Daily Income Fund, New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., Pax World Money Market Fund, Inc., Short Term Income Fund, Inc. and Tax Exempt Proceeds Fund, Inc.


   (b) The following are the directors and officers of Reich & Tang Distributors, Inc. The principal business address of Ms. Beardon and Messrs. Plunkett and Ryland is 399 Boylston Street, Boston, MA 02116. For all other persons, the principal address is 600 Fifth Avenue, New York, NY 10020.


NAME                       POSITIONS AND OFFICES WITH THE DISTRIBUTOR               POSITIONS AND OFFICES WITH THE REGISTRANT
----                       ------------------------------------------               -----------------------------------------

Michael Appleton           Vice President, Chief Compliance Officer and Secretary        None
Beverly M. Beardon         Director                                                      None
Gary Beckman               Compliance Officer and Assistant Secretary                    None
Richard De Sanctis         Executive Vice President and Chief Financial Officer          Vice President
Steven W. Duff             Director                                                      President and Director
Molly Flewharty            Senior Vice President                                         Vice President
Christopher Gill           Vice President                                                None
Rosanne Holtzer            Senior Vice President, Compliance Officer and Assistant       Chief Compliance Officer, Secretary and
                           Secretary                                                     Assistant Treasurer
Joseph Jerkovich           Vice President and Controller                                 None
Michael Lydon              Executive Vice President and Chief Operations Officer         Vice President
Christine Manna            Vice President                                                None
Dana Messina               Executive Vice President                                      Vice President
Thomas O'Malley            Assistant Controller                                          None
Jeffrey D. Plunkett        Director                                                      None
G. Neal Ryland             Director                                                      None
Richard E. Smith III       President and Director                                        None
Richard Weiner             Vice President                                                None


(c) Not applicable.

Item 28.     LOCATION OF ACCOUNTS AND RECORDS.


             Accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained in the physical possession of the Registrant at 600 Fifth Avenue, New York, NY 10020, the Registrant's manager; at The Bank of
New York, 100 Barclay Street, New York, NY, 10286, the Registrant's custodian; and at Reich & Tang Services, Inc., 600 Fifth Avenue, New York, NY 10020, the Registrant's transfer agent and dividend disbursing agent.


Item 29.     MANAGEMENT SERVICES.

             Not applicable.

Item 30.     UNDERTAKINGS.

             Not applicable.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 28th day of April, 2005.

                                     CALIFORNIA DAILY TAX FREE INCOME FUND, INC.

                                     By: /s/ Steven W. Duff
                                         -------------------
                                         Steven W. Duff
                                         President

           Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                  SIGNATURE                                   CAPACITY                           DATE

(1)      Principal Executive Officer


         /s/ Steven W. Duff
         ------------------

         Steven W. Duff                                       President                        4/28/05

(2)      Principal Financial and
         Accounting Officer


         /s/ Anthony Pace                                     Treasurer                        4/28/05
         ----------------
         Anthony Pace

(3)      Majority of Directors

         /s/ Steven W. Duff
         ------------------
         Steven W. Duff                                       Director                         4/28/05

         Dr. W. Giles Mellon*                                 Director

         Robert Straniere*                                    Director

         Dr. Yung Wong*                                       Director

By:      /s/ Rosanne Holtzer
         -------------------
         Rosanne Holtzer

         Attorney-in-Fact*

                                                                     4/28/05


*        See Exhibit (q) herein for Powers of Attorney.

                                     Exhibit Index


(e.2) Amendment dated April 17, 2003, to the Distribution Agreement between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class Shares).

(e.4) Amendment dated April 29, 2004, to the Distribution Agreement between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class Shares).

(g)    Custody Agreement between the Registrant and The Bank of New York.

(h.2)  Fund Accounting Agreement between the Registrant and The Bank of New
       York.

(h.3) Cash Management Agreement and Related Services Agreement between the Registrant and The Bank of New York.

(i.1) Consent of Paul, Hastings, Janofsky & Walker LLP to use of their name in the Registration Statement.

(j)      Consent of Independent Registered Public Accounting Firm.

(m) Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.

(m.1) Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 with respect to the Advantage Class of shares (formerly known as the Liquidity Class Shares).

 (m.4) Amendment dated April 17, 2003 to the Shareholder Servicing Agreement between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class of Shares).

(m.5) Amendment dated May 27, 2003 to the Shareholder Servicing Agreement between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class of Shares).

 (m.6) Amendment dated April 29, 2004 to the Shareholder Servicing Agreement between the Registrant and Reich & Tang Distributors, Inc. with respect to the Advantage Class of Shares (formerly known as the Liquidity Class of Shares).